As filed with the Securities and Exchange Commission on April 29, 2011

Securities Act File No. 333-32798

Investment Company Act File No. 811-8727

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 6	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 7	☒

(Check appropriate box or boxes)

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

(Exact Name of Registrant as Specified in Charter)

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (800) 858-8850

Gregory N. Bressler

General Counsel

SunAmerica Asset Management Corp.

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(Name and Address for Agent for Service)

Copy to:

Margery K. Neale, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019 - 6099

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)

☐	On (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

April 29, 2011 PROSPECTUS

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

Class	Senior Floating Rate Fund Ticker Symbols
A Shares	SASFX
C Shares	NFRCX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Highlights

INVESTMENT GOAL

The investment goal of the SunAmerica Senior Floating Rate Fund, Inc. (the “Fund”) is to provide as high a level of current income as is consistent with the preservation of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 7 of the Fund’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 46 of the Fund’s statement of additional information.

	Class A	Class C
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%	0.85%

Distribution and/or Service (12b-1) Fees	0.35%	0.75%

Other Expenses(2)	0.63%	0.63%

Administrative Fee	0.20%	0.20%

Total Annual Fund Operating Expenses Before Fee Waiver and/or Expense Reimbursement	1.83%	2.23%

Fee Waiver and/or Expense Reimbursement(3)	0.38%	0.48%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.45%	1.75%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 7-9 of the Prospectus for more information about the CDSCs.
(2)	“Other Expenses” include “acquired fund fees and expenses.”
(3)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management Corp. is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.45% and 1.75%, for Class A and C, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will continue in effect indefinitely, unless terminated by the Board of Directors, including a majority of the Independent Directors.

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Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 years	10 Years

Senior Floating Rate Fund
Class A Shares	$517	$816	$1,137	$2,045
Class C Shares	278	551	949	2,062

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 years	10 Years

Senior Floating Rate Fund
Class A Shares	$517	$816	$1,137	$2,045
Class C Shares	178	551	949	2,062

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY AND TECHNIQUES OF THE FUND

The Fund’s principal investment strategy is investing in senior secured floating rate loans.

The principal investment technique of the Fund is investing in senior secured floating rate loans and other institutionally traded secured floating rate debt obligations (“Loans”). Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in such securities. The Fund may invest in Loans directly or by purchasing Assignments or Participations. The Fund may also purchase investment grade fixed income debt securities and money market instruments.

The Loans generally consist of direct debt obligations of companies (collectively, “Borrowers”), primarily U.S. companies and their affiliates, undertaken to finance the growth of the Borrower’s business internally and externally, or to finance a capital restructuring. In selecting Loans, the Fund will employ credit standards that Wellington Management Company, LLP (“Wellington Management”), the Fund’s subadviser, has established. Wellington Management’s primary consideration in selecting Loans for investment by the Fund is the Borrower’s creditworthiness. The Fund will generally purchase Loans only if, in the judgment of Wellington Management, the Borrower can meet the debt service on the Loan.

The principal investment strategy and principal investment techniques of the Fund may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policy set forth above.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There can be no assurance that the Fund’s investment goals will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goals. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

General Risks Relating to the Loans. Loans in which the Fund will invest are primarily highly-leveraged Loans made in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. The Fund may invest all, or substantially all, of its assets in Loans or other securities (i.e. unsecured loans) that are rated below investment grade, or in comparable unrated securities.

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Fund Highlights

The Loans have floating rates of interest that reset periodically and generally are tied to a rate such as the London Interbank Offered Rate (“LIBOR”) for 90-day dollar deposits. Generally, the Loans are secured and hold the most senior position in the borrower’s capitalization structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of the Loans a priority claim on some or all of a Borrower’s assets in the event of a default. Such Borrowers are more likely to default on their payments of interest and principal owed to the Fund than issuers of investment grade bonds, and such defaults could reduce the Fund’s net asset value and income distributions. It is expected that the Fund’s Loans will consist primarily of loans made in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings, such Loans are subject to greater credit risks than other Loans in which the Fund may invest, including the possibility of a default or bankruptcy of the Borrower. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, the specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan’s value.

No active trading market may exist for many Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Loans.

Credit Quality. The Fund’s investments in Loans or other securities (i.e. unsecured loans) that are rated below investment grade are subject to the risks of lower rated securities. A lower rated issuer is more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. In addition to the risk of default, lower quality Loans may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other Loans.

Collateral Impairment. Collateral impairment is the risk that the value of the collateral for a Loan will fall. The Fund expects to invest in collateralized loans, which are loans secured by other things of value the Borrower owns. Any type of decline in the value of collateral could cause the loan to become undercollateralized or unsecured. In this case, there is usually no requirement to pledge more collateral. The Fund may invest in Loans that are guaranteed or collateralized by the shareholders of private companies.

Interest Rate Fluctuations. Loans and other debt securities are subject to the risk of increases in prevailing interest rates, although floating rate securities reduce this risk. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields.

Securities Selection. A strategy used by the Fund or securities selected by a portfolio manager may fail to produce the intended return.

Economic and General Market Volatility. Economic and other events (whether real or perceived) can reduce the demand for certain senior floating rate loans or senior floating rate loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Non-Diversification. As a non-diversified fund, the Fund may invest a larger portion of its assets in the obligations of a limited number of issuers than a diversified fund. This makes the Fund more susceptible to adverse economic, business or other developments affecting such issuers.

Prepayment. Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

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PERFORMANCE INFORMATION

The following Risk/Return Bar Chart and Table illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year, and compares the Fund’s average annual returns, before and after taxes, to those of the S&P/LSTA Leveraged Loan Index and Barclays Capital Aggregate Bond Index. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850, ext 6003.

SENIOR FLOATING RATE FUND (Class C)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 29.39% (quarter ended June 30, 2009) and the lowest return for a quarter was -31.65% (quarter ended December 31, 2008).

The Fund operated as a closed-end investment company with monthly repurchase offers until October 4, 2006, whereupon it converted to an open-end investment company. Information in the Risk/Return Bar Chart and Table reflects performance of the Fund as a closed-end investment company through October 3, 2006, and the Fund may have performed differently if it were an open-end investment company prior to that date.

Average Annual Total Returns (as of the periods ended December 31, 2010)	Past One Year	Past Five Years	Past Ten Years	Class A Since Inception (10/4/2006)
Return Before Taxes (Class A)	6.13%	N/A	N/A	1.86%
Return Before Taxes (Class C)	9.01%	3.04%	3.50%	N/A
Return After Taxes on Distributions (Class C)	7.46%	1.06%	1.67%	N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class C)[1]	5.82%	1.39%	1.87%	N/A
S&P/LSTA Leverged Loan Index	10.13%	5.22%	5.22%	5.01%
Barclays Capital Aggregate Bond Index	6.54%	5.80%	5.83%	6.01%

[1]

When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class C. After-tax returns for other classes will vary.

INVESTMENT ADVISER

The Fund’s investment adviser is SunAmerica Asset Management Corp (“SunAmerica” or the “Adviser”). The Fund is subadvised by Wellington Management.

PORTFOLIO MANAGER

Name	Portfolio Manager of the Fund Since	Title

Jeffrey W. Heuer, CFA	2009	Vice President and Bank Loan Portfolio Manager

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Important Additional Information

Purchase and Sale of Fund Shares

The Fund’s initial investment minimums generally are as follows:

CLASS A AND CLASS C SHARES

Minimum Initial Investment	• non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month.

Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25

You may purchase or sell shares of the Fund each day the New York Stock Exchange is open. You should contact your broker, financial advisor or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (SunAmerica Mutual Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or by the Internet at www.sunamericafunds.com.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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Shareholder Account Information

SELECTING A SHARE CLASS

The Fund offers Class A and Class C shares through this Prospectus.

Each class of shares has its own cost structure, or requirements, so you can choose the one best suited to your investment needs. When considering which class of shares to purchase, please note that Class C shares generally offer a lower overall cost structure than the Class A shares for most investors, absent any load waivers or reduction in sales charges on the Class A shares. For additional information regarding the cost structure of each class of shares please refer to the “Additional Information Regarding Purchase of Shares” section of the Statement of Additional Information. Your broker or financial adviser can help you determine which class is right for you.

Class A	Class C

•  Front-end sales charges, as described below. There are several ways to reduce these charges, also described below.

•  Lower annual expenses than Class C shares.

•  Class A shares may be exchanged for Class A shares of any other fund distributed by SunAmerica Capital Services, Inc. (“SACS” or the “Distributor”).

•  No front-end sales charges; all your money goes to work for you right away.

•  Higher annual expenses than Class A shares.

•  Deferred sales charge on shares you sell within twelve months of purchase, as described below.

•  Class C shares may be exchanged for Class C shares of any other fund distributed by SACS.

CALCULATION OF SALES CHARGES

Class A. Sales charges are as follows:

	Sales Charge		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $250,000	3.75%	3.90%	3.00%
$250,000 to $ 499,999	3.00%	3.09%	2.50%
$500,000 to $ 999,999	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	up to 1.00%

Investments of $1 million or more. Class A shares are available with no front-end sales charge with respect to investments of $1 million or more. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

Class C. Shares are offered at their net asset value per share, without any front-end sales charges. However, there is a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify SACS (or other financial intermediary through which shares are being purchased) at the time of purchase or notify State Street Bank and Trust Company (the “Transfer Agent”) at the time of redeeming shares for those reductions or waivers that apply to the CDSC. Such notification must be provided in writing by the shareholder (or Financial Intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Fund as described below under “Information and records to be provided to Fund.”

Reduction in Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.

•

Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned, provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher) amounts to $250,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the Fund that were previously purchased, shares of the other classes of the Fund, as well as shares of any class of any other funds advised by SunAmerica, as long as such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with such a sales charge.

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Shareholder Account Information

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Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more funds advised by SunAmerica to be achieved through any number of investments over a thirteen-month period of $250,000 or more. Each investment in such funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

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Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your Financial Intermediary must inform the Fund, at the time of your purchase of Fund shares, that you believe you qualify for a discount. If you purchased shares through a Financial Intermediary you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or Financial Intermediary, in order to verify your eligibility for reduced sales charges.

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Fund reserves the right to modify or to cease offering these programs at any time.

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Financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with SACS. The following conditions established by SACS apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such financial planner, financial institution or broker-dealer does not advertise that shares of the Fund may be purchased by clients at net asset value.

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Participants in certain employer sponsored benefit plans. The sales charge is waived with respect to shares purchased by employer sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.

•	Directors and other individuals and their families who are affiliated with SunAmerica or any fund distributed by SACS.

•	Selling brokers and their employees and sales representatives and their families.

•	Registered management investment companies that are advised by SunAmerica.

Waivers for Certain Investors for C shares. Under the following circumstances, the CDSC may be waived on redemption of Class C shares. The Fund reserves the right to modify or cease offering these programs at any time without prior notice.

•	Within one year of the shareholder’s death or becoming legally disabled (individual and spousal joint tenancy accounts only).

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Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Trust Company serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

•	To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

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Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under “Waivers For Certain Investors for Class A Shares,” such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

•	Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).

Other Sales Charge Arrangements and Waivers. The Fund and SACS offer other opportunities to purchase shares without sales charges under the programs described below. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

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Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from the Fund will automatically be reinvested in additional shares of the Fund and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by SACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

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Exchange of shares. Class A and Class C shares of the Fund may be exchanged for Class A and Class C shares, respectively, of one or more other retail funds distributed by SACS at net asset value per share at the time of exchange. Please refer to the “Additional Investor Services” in this Prospectus for more details about this program.

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•

Reinstatement privilege. Within one year of a redemption of certain Class A and Class C shares of the Fund, the proceeds of the sale may be invested in the same share class of the Fund or any other retail fund distributed by SACS without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

Information and records to be provided to Fund. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.sunamericafunds.com, and select the “Shareholder Services” hyperlink. The Fund’s Statement of Additional Information also contains additional information about the sales charges and certain reductions and waivers.

DISTRIBUTION AND SERVICE FEES

Each class of shares of the Fund has its own plan of distribution pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) that provides for distribution and account maintenance fees (collectively, “Rule 12b-1 Fees”) (payable to SACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	0.25%
C	0.50%	0.25%

Because Rule 12b-1 Fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPENING AN ACCOUNT (Classes A and C)

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest. The minimum initial investments for the Fund are as follows:

•	non-retirement account: $500

•	retirement account: $250

•	dollar cost averaging: $500 to open; you must invest at least $25 a month

The minimum subsequent investments for the Fund are as follows:

•	non-retirement account: $100

•	retirement account: $25

The minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.

3.	Complete the appropriate parts of the Account Application, carefully following the instructions. If you have any questions, please contact your broker or financial adviser or call Shareholder Services at 800-858-8850.

4.	Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.	Make your initial investment using the chart on page 11. You can initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the “PATRIOT Act”). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore will not be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day’s net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver’s license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed or, if processed, the Fund reserves the right to redeem the shares purchased and close the account. If the Fund closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Fund decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax advisor for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

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Shareholder Account Information

If you invest in the Fund through your dealer, broker or financial adviser, your dealer, broker or financial adviser may charge you transaction-based or other fees for its services in connection with the purchase or redemption of Fund shares. These fees are in addition to those imposed by the Fund and its affiliates. You should ask your dealer, broker or financial adviser about applicable fees.

Investment Through Financial Institutions. Dealers, brokers, financial advisers or other financial institutions (collectively, “Financial Institutions” or “Financial Intermediaries”) may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Fund directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution, please call your Financial Institution or the Fund at 800-858-8850.

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HOW TO BUY SHARES (Classes A and C)

Buying Shares Through Your Financial Institution

You may generally open an account and buy Class A and C shares through any Financial Institution. Your Financial Institution will place your order with the Fund on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Fund or its agents as described below under “Adding to an Account.” The Fund will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Directors and other individuals who are affiliated with, or employed by an affiliate of, the Fund or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Fund or its agents.

Buying Shares Through the Fund

Opening an Account	Adding to an Account

By check

• Make out a check for the investment amount, payable to the Fund or payable to SunAmerica Mutual Funds. An account cannot be opened with a Fund check.

• Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

• All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $ 25.00 fee will be charged for all checks returned due to insufficient funds.

• Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

• Make out a check for the investment amount, payable to the Fund or payable to SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.

• Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.

• Indicate the Fund and account number in the memo section of your check.

• Deliver the check and your stub or note to your broker or financial adviser, or mail them to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

P.O. Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

By wire

• Fax your completed application to SunAmerica Fund Services, Inc. at 816-218-0519.

• Obtain your account number by calling Shareholder Services at 800-858-8850.

• Instruct your bank to wire the amount of your investment to:

State Street Bank & Trust Company

Boston, MA

ABA #0110-00028

DDA #99029712

ATTN: (include name of Fund and share class)

FBO: (include account number and name(s) in which the account is registered).

Your bank may charge a fee to wire funds.

• Instruct your bank to wire the amount of your investment to:

State Street Bank & Trust Company

Boston, MA

ABA #0110-00028

DDA #99029712

ATTN: (include name of Fund and share class)

FBO: (include account number and name(s) in which the account is registered).

To open or add to an account using dollar cost averaging, see “Additional Investor Services.”

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Shareholder Account Information

HOW TO SELL SHARES (Class A and C)

Selling Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Fund as described below under “Selling Shares Through the Fund.” Shares held for you in your Financial Institution’s name must be sold through the Financial Institution.

Selling Shares Through the Fund

By mail

Send your request to:

(via regular mail )

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

Your request should include:

• Your name

• Fund name, share class and account number

• The dollar amount or number of shares to be redeemed

• Any special payment instructions

• The signature of all registered owners exactly as the account is registered, and

• Any special documents required to assure proper authorization.

On overnight mail redemptions, a $15 fee will be deducted from your account.

By phone

• Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. Eastern time on most business days. • Or, for automated 24-hour account access, call FastFacts at 800-654-4760.

By wire

If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. Eastern time on most business days. Otherwise, you must provide, in writing, the following:

• The Fund name, share class and account number you are redeeming

• Bank or Financial Institution name

• ABA routing number

• Account Number and Account registration

If the account registration at your bank is different than your account at SunAmerica, your request must be Medallion Guaranteed. A notarization is not acceptable.

Minimum amount to wire money is $250. A $15 per fund fee will be deducted from your account.

By internet

Visit our website at www.sunamericafunds.com, and select the “View Your Account” hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see “Additional Investor Services.”

Certain Requests Require a Medallion Guarantee:

To protect you and the Fund from fraud, the following redemption requests must be in writing and include a Medallion Guarantee (although there may be other situations that also require a Medallion Guarantee):

•	Redemptions of $100,000 or more

•	The proceeds are to be payable other than as the account is registered

•	The redemption check is to be sent to an address other than the address of record

•	Your address of record has changed within the previous 30 days

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•	Shares are being transferred to an account with a different registration

•	Someone (such as an Executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required)

You can generally obtain a Medallion Guarantee from the following sources:

•	A broker or securities dealer

•	A federal savings, cooperative or other type of bank

•	A savings and loan or other thrift institution

•	A credit union

•	A securities exchange or clearing agency

A notary public CANNOT provide a Medallion Guarantee.

TRANSACTION POLICIES (All Classes)

Valuation of shares. The net asset value per share (NAV) for the Fund and each class is determined each Fund business day at the close or regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) by dividing the net assets of each class by the number of such class’s outstanding shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE, unless, in accordance with pricing procedures approved by the Fund’s Board of Directors, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically reviewed and approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The value of any shares of open-end funds held by the Fund will be calculated using the NAV of such funds. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund’s current guidelines, Loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid and asked price in the market for such Loans, as provided by a Board-approved loan pricing service. Loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a Loan at fair value, the factors considered include the following: (a) the creditworthiness of the Borrower and any intermediate participants, (b) the terms of the Loan, (c) recent prices in the market for similar Loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

As of the close of regular trading on the NYSE, securities traded primarily on securities exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Buy and sell prices. When you buy Class A shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class C shares and, in certain instances, Class A shares, you receive the NAV minus any applicable CDSCs.

Execution of requests. The Fund is open on those days when the NYSE is open for regular trading (“Fund business day”). We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. A purchase, exchange or redemption order is in “good order” when a Fund, the Transfer Agent and the Fund’s agent, receives all required information, including properly completed and signed documents. If the Fund, the Transfer Agent or the Fund’s agent receives your order before the Fund’s close of business (generally 4:00 p.m., Eastern time), you will receive that day’s closing price. If the Fund, the Transfer Agent or the Fund’s agent receives your order after that time, you will receive the next business day’s closing price. The Fund and the Distributor reserve the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor’s purchase or redemption order to the Fund’s Transfer Agent after the close of regular trading on the NYSE on a Fund business day. As long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day, the investor will then receive the NAV of the Fund’s shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to ensure that purchase and redemption orders by their respective clients are processed expeditiously.

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Shareholder Account Information

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). The Fund and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations; (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) where certain notifications have been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

The Fund may invest in securities that are primarily listed on foreign exchanges and that trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange Class A and Class C shares of the Fund for Class A and Class C shares of any other fund distributed by SACS. Such exchange may constitute a taxable event for United States federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under “Additional Investor Services.”

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

The Fund may change or cancel the exchange privilege at any time, upon 60 days’ written notice to its shareholders. The Fund at all times also reserves the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, the Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund’s judgment, the trade (1) may interfere with the efficient management of the Fund’s portfolio, (2) may appear to be connected with a strategy of market timing (as described below in the “Market Timing Trading Policies and Procedures” section), or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Fund may consider, among other factors, the investor’s trading history in the Fund and in other SunAmerica Mutual Funds.

Rejected exchanges. If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean that there will be no sales of the shares that would have been used for the exchange purchase. Of course, you may generally redeem shares of the Fund at any time, subject to any applicable CDSCs.

Certificated shares. The Fund does not issue certificated shares.

Fund Holdings. A schedule of the Fund’s top-ten holdings, current as of month-end, will be available on the Fund’s website no earlier than 15 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the SEC its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund’s website at www.sunamericafunds.com or by calling (800) 858-8850, ext. 6003. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Fund discourages excessive or short-term trading, often referred to as “market timing,” and seeks to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund or any of its service providers, such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund’s Board of Directors has determined that the Funds should not serve as vehicles for frequent trading and has adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Fund’s Transfer Agent. While the Fund’s expectation is that the market timing policies will be enforced by Financial Intermediaries pursuant to the Fund’s Prospectus, the Fund may be limited in its ability to monitor the trading activity or enforce the Fund’s market timing trading policies and procedures with respect to certain customers of Financial Intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by Financial Intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

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Risks from market timers. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Fund’s portfolio, increase the Fund’s transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund’s portfolio holdings exposes the Fund to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of the Fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of the Fund’s portfolio holdings and the net asset value of the Fund’s shares. Arbitrage market timers may exploit such delays between the change in the value of the Fund’s portfolio holdings and the net asset value of the Fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets.

Market timing procedures. The Fund’s procedures include committing staff of the Fund’s shareholder services agent to monitor trading activity in the Fund on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to the Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the Financial Intermediary, the Fund’s investment objective, the size of the Fund and the dollar amount of the transaction. In the event that such trading activity is identified, and based on the information the Fund and its service providers in their sole discretion conclude that the trading may be detrimental to the Fund, the Fund reserves the right to temporarily or permanently bar future purchases into SunAmerica funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

SACS has entered into agreements with Financial Intermediaries that maintain omnibus accounts with the Fund pursuant to which the Financial Intermediary undertakes to provide certain information to the Fund, including trading information, and also agrees to execute certain instructions from the Fund in connection with the Fund’s market timing policies. In certain circumstances, a Fund may rely upon the policy of a Financial Intermediary to deter short-term or excessive trading if the Fund believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of the Fund. A Financial Intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the Fund’s policy.

A Fund may also accept undertakings by a Financial Intermediary to enforce excessive or short-term trading policies on behalf of the Fund using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Fund against such transactions. For example, certain Financial Intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the Financial Intermediary may use alternative techniques that the Fund considers to be a reasonable substitute for such a block.

Though the implementation of the Fund’s procedures involves judgments that are inherently subjective and involves some selectivity in their application, the Fund and the Fund’s service providers seek to make judgments that are consistent with the interests of the Fund’s shareholders. There is no assurance that the Fund or its service providers will gain access to any or all information necessary to detect market timing. While the Fund will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Fund cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of the Fund’s market timing trading policies are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next Fund business day following receipt by the Fund.

ADDITIONAL INVESTOR SERVICES (Classes A and C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by SACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure a profit or protect against a loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Withdrawal Plan may be used for periodic withdrawals from your account. The periodic withdrawal amount may be determined either by specifying a fixed dollar amount, or by specifying a percentage of your account assets. The periodic withdrawal amount may not exceed 12% per year based on the value of your account at the time the Plan is established or at the time of withdrawal. To use the Systematic Withdrawal Plan:

•	Make sure you have at least $5,000 worth of shares in your account.

•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

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Shareholder Account Information

•

Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a Medallion guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. The Fund reserves the right to reject withdrawal requests that are less than $50.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

•	Your dividends and capital gains, if any, must be automatically reinvested.

Systematic Exchange Program may be used to exchange Class A and Class C shares of the Fund periodically for Class A and Class C shares of one or more other retail funds distributed by SACS. To use the Systematic Exchange Program:

•	Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•	Specify the amount(s). The Fund reserves the right to reject withdrawal requests that are less than $50.

•	Accounts must be registered identically; otherwise a Medallion Guarantee will be required.

Retirement plans. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual 401(k) plans and other pension and profit-sharing plans. Using these plans, you can in vest in any fund distributed by SACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850, ext. 6074.

TAX, DIVIDEND DISTRIBUTION AND ACCOUNT POLICIES

Account Mailings:

Account Statements. Generally, account statements are mailed to dealers and shareholders on a quarterly basis.

Transaction Confirmations. Generally, you will receive an account confirmation:

•	after every transaction that affects your account balance (except a dividend reinvestment, automatic purchase, automatic redemption or systematic exchange); and

•	after any changes of name or address of the registered owner(s), or after certain account option changes.

IRS Tax Forms. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, typically mailed by February 15.

These mailings apply to accounts opened through the Fund. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual and Semi-annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.sunamericafunds.com, and select the “Go Paperless” hyperlink (Note: this option is only available to accounts opened through the Fund).

Dividends. The Fund generally distributes most or all of its net earnings in the form of dividends. Income dividends, if any, are declared daily and paid monthly. Capital gains distributions, if any, are paid at least annually by the Fund. The Fund reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Dividend Reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the Fund and share class on which they were paid, unless you elect in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash. Alternatively, dividends and distributions may be reinvested in any fund distributed by SACS, or you may receive amounts in excess of $10 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder Services at 800-858-8850 to change dividend and distribution payment options. The per share dividends on Class A will generally be higher than the per share dividends on Class C, as a result of the fact that the former class is subject to lower distribution or service fees.

Taxability of Dividends. As long as the Fund meets the requirements for being a tax-qualified regulated investment company, which the Fund has met in the past and intends to meet in the future, it will pay no federal income tax on the earnings it distributes to shareholders. Unless your shares are held in a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, dividends you receive from the Fund, whether reinvested or taken as cash, are generally considered taxable. It is anticipated that substantially all of the distributions from the Fund will be taxed as ordinary income.

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Some dividends paid in January may be taxable as if they had been paid during the previous December. It is not expected that dividends paid by the Fund to a corporate shareholder will be eligible for the dividends received deduction.

The IRS Form 1099 that is typically mailed to you each year, typically by February 15, details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional.

“Buying into a Dividend.” You should note that if you purchase shares just before a distribution, you will be taxed on that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Taxability of Transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending generally on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Other Tax Considerations. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

By law, the Fund must withhold 28% (currently scheduled to increase to 31% after 2012) of your distributions and proceeds if you have not provided a correct taxpayer identification number or social security number. Beginning in 2013, a 3.8% Medicare contribution tax will be imposed on net investment income, including interest, dividends and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

This section summarizes some of the consequences under current United States federal income tax law of an investment in the Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in the Fund under all applicable laws.

Small accounts. If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 to maintain your account. Your account will not be closed if its drop in value is due to Fund performance, effects of sales charges, or administrative fees (for retirement plans only). Certain minimum balance requirements may be waived at the Adviser’s discretion.

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More Information About the Fund

FUND INVESTMENT STRATEGIES

The Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about the Fund’s investment approach. Following this chart is a Glossary that further describes the investment and risk terminology that we use. Please review the Glossary in conjunction with this chart.

The investment goal of the Fund may be changed without shareholder approval.

What is the Fund’s investment goal?	As high a level of current income as is consistent with the preservation of capital
What principal investment strategy does the Fund use to implement its investment goal?	Investing in senior secured floating rate loans
What are the Fund’s principal investment techniques?	Investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in senior secured floating rate loans and other institutionally traded secured floating rate debt obligations. The Fund may also purchase investment grade fixed income debt securities and money market instruments.
What are the Fund’s other significant (non-principal) investments?	• Foreign securities • Illiquid securities
What other types of securities may the Fund normally invest in as part of efficient portfolio management and which may produce some income?	• Defensive instruments • Borrowing for temporary or emergency purposes (up to 33 1/3%)
What risks may affect the Fund?

PRINCIPAL RISKS:

•  General risks relating to the Loans

•  Credit quality

•  Collateral impairment

•  Interest rate fluctuations

•  Securities selection

•  Economic and general market volatility

•  Non-diversification

•  Prepayment

NON-PRINCIPAL RISKS:

•  Foreign exposure

•  Illiquidity

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GLOSSARY

The two best-known debt rating agencies are Standard & Poor’s Ratings Services, a Division of The McGraw-Hill Companies, Inc., and Moody’s Investors Service, Inc. “Investment grade” refers to any security rated “BBB” or above by Standard & Poor’s or “Baa” or above by Moody’s or determined to be of comparable quality by the Adviser or Wellington Management.

INVESTMENT AND OTHER TERMINOLOGY

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund as a result of the investments in shares of one or more “acquired funds,” as defined in the registration form applicable to the Fund, which generally includes investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

An Assignment is purchased from a Lender and typically results in the purchaser succeeding to all rights and obligations under the Loan Agreement between the assigning Lender and the Borrower. However, Assignments may be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Barclays Capital Aggregate Bond Index is an unmanaged index composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

Defensive instruments include high quality fixed income securities, repurchase agreements and other money market instruments. The Fund may make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Fund may not achieve its investment goal.

Equity securities include common and preferred stocks, convertible securities, warrants and rights.

Fixed-income securities provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed-income security is obligated to make payments on this security ahead of other payments to security holders. An investment grade fixed-income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). A bond includes all fixed-income securities other than short-term commercial paper and preferred stock.

Foreign securities are issued by companies located outside of the U.S. and include securities issued by companies located in emerging markets and foreign debt obligations. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities such as European Depository Receipts (EDRs) and Global Depository Receipts (GDRs).

The Fund may borrow for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return.

Illiquid securities are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Money market instruments include short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit.

Participations are interests in senior floating rate loans acquired from a Lender or from other owners of Participations (a “Participant”). In either case, the purchaser does not establish any direct contractual relationship with the Borrower. The purchaser of a Participation is required to rely on the Lender or the Participant that sold the Participation not only for the enforcement of its rights under the Loan Agreement against the Borrower but also for the receipt and processing of payments due under the Loan. Therefore, the owner of a Participation is subject to the credit risk of both the Borrower and a Lender or Participant.

Senior floating rate loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of senior floating rate loans primarily are used to finance leveraged buyouts,

19

More Information About the Fund

recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior floating rate loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. Senior floating rate loans are negotiated between a Borrower and one or more financial institution lenders (the “Lenders”) represented by one or more Lenders acting as an agent of all Lenders. The Fund may invest in senior floating rate loans directly or by purchasing Assignments or Participations.

The S&P/LSTA Leveraged Loan Index is an unmanaged loan market index that reflects the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios.

When-issued/delayed delivery transactions generally involve the purchase or sale of a security with payment and delivery at some time in the future — i.e., beyond normal settlement.

A Zero-coupon security is a security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

RISK TERMINOLOGY

Collateral Impairment: Collateral impairment is the risk that the value of the collateral for a Loan will fall. The Fund expects to invest in collateralized loans, which are loans secured by other things of value the Borrower owns. Any type of decline in the value of collateral could cause the loan to become undercollateralized or unsecured. In this case, there is usually no requirement to pledge more collateral. The Fund may invest in Loans that are guaranteed or collateralized by the shareholders of private companies.

Credit Quality. The Fund’s investments in Loans or other securities (i.e. unsecured loans) that are rated below investment grade are subject to the risks of lower rated securities. A lower rated issuer is more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. In addition to the risk of default, lower quality Loans may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other Loans.

Economic and general market volatility: Economic and other events (whether real or perceived) can reduce the demand for certain senior floating rate loans or senior floating rate loans generally, which may reduce market prices and cause the Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Foreign exposure: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is from an emerging market country.

Illiquidity: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like. In addition, while not necessarily illiquid securities, the Loans in which the Fund primarily invests are generally not listed on any exchange and the secondary market for those senior Loans is comparatively illiquid relative to markets for other fixed income securities. Consequently, obtaining valuations for those Loans may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition on any given Loan may differ from its current valuation.

Interest rate fluctuations: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Non-Diversification: The Fund is non-diversified and may take concentrated positions on a small number of investments. As a result, its performance may be affected more by a decline in the market price of one such investment than would be the case if the Fund were more diversified.

Prepayment: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Securities selection: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

20

Fund Management

Adviser. SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”) selects and manages the investments, provides various administrative services, and supervises the daily business of the Fund, except to the extent it has delegated management of the Fund to a subadviser. SunAmerica may terminate any agreement with a subadviser at any time. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated subadvisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for the Fund, change the terms of particular agreements with unaffiliated subadvisers for the Fund or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Fund have the right to terminate an agreement with subadvisers for the Fund at any time by a vote of the majority of the outstanding voting securities. Shareholders will be notified of any subadviser changes that are made pursuant to the exemptive order. The termination and subsequent replacement of a subadviser can increase transaction costs and portfolio turnover rates, which may result in distributions of short-term capital gains and other tax consequences to shareholders. The order also permits the Fund to disclose subadviser fees only in the aggregate to the extent there is more than one subadviser of the Fund.

SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $45.3 billion of assets as of March 31, 2011. In addition to managing the Funds, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Specialty Series, SunAmerica Income Funds, SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC Co. I and VALIC Co. II.

For the fiscal year ended December 31, 2010, the Fund paid the Adviser a management fee equal to the following percentage of average daily net assets:

Fund	Fee

SunAmerica Senior Floating Rate Fund	0.85%

A discussion regarding the basis for the Board of Directors approving any investment advisory contract of the Fund is available in the Fund’s Annual Report to shareholders for the period ending December 31, 2010.

SunAmerica has contractually agreed to waive fees and/or reimburse expenses for certain classes of the Fund in the amounts set forth in the Funds’ Statement of Additional Information (“SAI”) and as described in the footnotes to the Expense Table in this Prospectus. SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to the Fund’s investors.

Wellington Management Company, LLP (“Wellington Management”), the subadviser to the Fund, is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2010, Wellington Management had investment management authority with respect to approximately $634 billion in assets. SunAmerica, and not the Fund, compensates Wellington Management for its services. Pursuant to the subadvisory agreement between SunAmerica and Wellington Management, SunAmerica pays Wellington Management a subadvisory fee equal to an annual rate of 0.30% of average daily net assets on the first $500 million and 0.25% thereafter.

Portfolio Management. Jeffrey W. Heuer, CFA, is the Portfolio Manager for the Fund.

Jeffrey W. Heuer, CFA, Vice President and Bank Loan Portfolio Manager. Jeffrey W. Heuer, CFA, is Vice President and Bank Loan Portfolio Manager of Wellington Management, and has served as Portfolio Manager of the Fund since 2009. Mr. Heuer joined Wellington Management as an investment professional in 2001. Mr. Heuer received his MBA, with distinction, from the University of Pennsylvania (Wharton, 1994) and his BA from Williams College (1989). Additionally, Mr. Heuer holds the Chartered Financial Analyst designation.

The SAI Provides additional information about the portfolio manager’s compensation, other accounts under management and ownership of the Fund’s securities.

Distributor. SunAmerica Capital Services, Inc. (the “Distributor”) distributes the Fund’s shares. The Distributor, a SunAmerica affiliate, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund’s Class A and Class C 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor in connection with sales of shares of a Fund). This compensation may include: (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A and Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the

21

Fund Management

public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Compensation may also include various forms of non-cash compensation offered through permissible sales contests or otherwise. Broker-dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries who sell fund shares. In addition, SunAmerica, the Distributor and their affiliates (including the Administrator) may make substantial payments to broker-dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more funds managed and/or administered by SunAmerica. In some circumstances, those types of payments may relate to one or more funds’ inclusion on a financial intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Funds’ Class A and Class C Rule 12b-1 Plans. Payments by other affiliates are out of their own resources.

Administrator. Pursuant to an Administrative Services Agreement, SunAmerica acts as the Fund’s administrator and is responsible for providing administrative services and supervising the performance by others who provide administrative services in connection with the operations of the Fund, subject to supervision by the Fund’s Board of Directors. For these services, the Fund pays SunAmerica a fee at the annual rate of 0.20% of the Fund’s average daily net assets.

Financial Institution Compensation. If you purchase the Fund through a Financial Institution, the Fund, SunAmerica, the Distributor or their affiliates may pay the Financial Institution for the sale of Fund shares and related services, as described above. These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Institution’s Website for more information.

The SAI contains additional information about payments made to Financial Institutions.

Servicing Agent. SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”) assists the Fund’s transfer agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by the Fund for its services at the annual rate of 0.22% of average daily net assets of Class A and Class C shares.

22

Financial Highlights

The Financial Highlights table for the Fund is intended to help you understand the Fund’s financial performance for the past 5 fiscal years through December 31, 2010. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are incorporated by reference in the SAI, which is available upon request. The Fund operated as a closed-end investment company with monthly repurchase offers until October 4, 2006, whereupon it converted to an open-end investment company. Information in the Financial Highlights table reflects performance of the Fund as a closed-end investment company through October 3, 2006, and the Fund may have performed differently if it were an open-end investment company for the periods specified.

Period Ended	Net Asset Value beginning of Period	Net invest- ment income (loss)(1)	Net gain (loss) on invest- ments (both realized and unrealized)	Total from invest- ment operations	Dividends from net invest- ment income	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000s)	Ratio of net expenses to average net assets(3)		Ratio of net investment income to average net assets(3)		Portfolio turnover
	Class A
12/31/06(4)	$9.39	$0.38	$(0.22)	$0.16	$(0.15)	$9.40	1.75%	$14,165	1.45	%(5)	6.78	%(5)	61%
12/31/07	9.40	0.56	(0.48)	0.08	(0.60)	8.88	0.84	89,077	1.45		6.58		91
12/31/08	8.88	0.49	(3.74)	(3.25)	(0.49)	5.14	(38.20)	25,546	1.45		6.05		32
12/31/09	5.14	0.32	2.72	3.04	(0.35)	7.83	60.63	103,932	1.45		4.94		74
12/31/10	7.83	0.34	0.46	0.80	(0.36)	8.27	10.33	255,026	1.45		4.34		41
	Class C
12/31/06	9.39	0.59	0.01	0.60	(0.59)	9.40	6.54	176,743	1.75		6.26		61
12/31/07	9.40	0.57	(0.52)	0.05	(0.58)	8.87	0.43	235,957	1.75		6.24		91
12/31/08	8.87	0.47	(3.74)	(3.27)	(0.46)	5.14	(38.31)	86,126	1.75		5.89		32
12/31/09	5.14	0.32	2.69	3.01	(0.33)	7.82	59.94	129,550	1.75		4.88		74
12/31/10	7.82	0.32	0.45	0.77	(0.33)	8.26	10.01	190,839	1.75		4.03		41

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(3)	Net of the following expense reimbursements, if applicable (based on average daily net assets):

	12/31/06		12/31/07	12/31/08	12/31/09	12/31/10
Class A	1.81	%(3)	0.59%	0.65%	0.55%	0.38%
Class C	0.64		0.65	0.73	0.66	0.48

(4)	For the period 10/04/06 (inception of Class) through 12/31/06.
(5)	Annualized.

23

For More Information

The following documents contain more information about the Fund and are available free of charge upon request:

Annual and Semi-annual Reports.    Additional information about the Fund’s investments is available in the annual and semi-annual reports to sharesholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI).    The SAI contains additional information about the Fund’s policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means that it is legally part of this Prospectus.

You may obtain copies of these documents or ask questions about the Fund by contacting SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.sunamericafunds.com, or by calling your broker or financial adviser.

View your account online!

Visit our website at www.sunamericafunds.com and click on “Shareholder Services and Account Information” in order to:

•	View your account and portfolio balance(s)

•	View the transaction history of your account(s)

•	See the net asset value of the Fund(s) you own

•	Perform financial transactions (some limitations apply)

•	Update account information (some limitations apply)

•	Access year-to-date tax summary information

•	View the dealer information on your account(s)

For Broker/Dealers: You can view your clients’ account information online by visiting our website at www.sunamericafunds.com and clicking on the “Financial Professionals” link. Please call 800-858-8850, x6003 to obtain a password.

View your shareholder reports online!

Enroll for electronic delivery of Prospectuses and Annual Reports by visiting our website at www.sunamericafunds.com and clicking on “Shareholder Services and Account Information,” and then the “Go Paperless” option to complete the consent form. Why Go Paperless?

•	Immediate receipt of important Fund information

•	Elimination of bulky documents from personal files

•	Reduction of the Fund’s printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us online if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Funds. All personal information is encrypted and is completely secure.

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 202-551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Fund is also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT

File No. 811-08727

Go Paperless!!

Did you know that you have the option to

receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It’s Quick — Fund documents will be received faster than via traditional mail.

It’s Convenient — Elimination of bulky documents from personal files.

It’s Cost Effective — Reduction of your Fund’s printing and mailing costs.

To sign up for electronic delivery, follow

these simple steps:

1	Go to www.sunamericafunds.com

2	Click on the link to “Go Paperless!!”

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

STATEMENT OF ADDITIONAL INFORMATION

APRIL 29, 2011

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311-4992

This statement of additional information (“SAI”) is not a Prospectus, and should be read in conjunction with the Fund’s Prospectus dated April 29, 2011. The SAI expands upon and supplements the information contained in the current Prospectus. The Prospectus is incorporated by reference into this SAI, and this SAI is incorporated by reference into the Prospectus. The audited financial statements of the Fund have been incorporated by reference into the SAI from the Fund’s Annual Report. You may request a copy of the Annual Report, at no charge, by calling 800-858-8850.

Unless otherwise noted, capitalized terms used herein but not defined have the same meanings as assigned to them in the Prospectus.

Class	SunAmerica Senior Floating Rate Fund, Inc.: Ticker Symbols

A Shares	SASFX

C Shares	NFRCX

TABLE OF CONTENTS

FUND HISTORY	3
INVESTMENT OBJECTIVE AND POLICIES	3
INVESTMENT RESTRICTIONS AND FUNDAMENTAL POLICIES	12
DIRECTORS AND OFFICERS	14
ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES	27
OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS	31
FUND OWNERSHIP	32
PORTFOLIO MANAGER COMPENSATION	32
PROXY VOTING POLICIES AND PROCEDURES	39
DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES	41
PORTFOLIO TRANSACTIONS AND BROKERAGE	44
ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES	46
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES	52
EXCHANGE PRIVILEGE	53
DETERMINATION OF NET ASSET VALUE	54
DIVIDENDS, DISTRIBUTIONS AND TAXES	55
RETIREMENT PLANS	61
DESCRIPTION OF SHARES	63
ADDITIONAL INFORMATION	64
FINANCIAL STATEMENTS	65
APPENDIX	66

FUND HISTORY

SunAmerica Senior Floating Rate Fund, Inc. (the “Fund”) is an open-end, non-diversified management investment company organized as a Maryland corporation in 1998. The Fund’s principal office is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

On August 29, 2001, American International Group, Inc. (“AIG”), a Delaware corporation, acquired American General Corp., American General Asset Management Corp. (“AGAM”) and American General Funds Distributors, Inc. (“AGFD”) (the “Merger”). Since SunAmerica Asset Management Corp. (“SunAmerica”) is also a subsidiary of AIG, in order to facilitate restructuring and eliminate duplication of functions, which became apparent in the Merger, pursuant to approval by shareholders on October 19, 2001, SunAmerica replaced AGAM as the manager to the Fund on November 16, 2001. Also as part of this restructuring, the Fund’s name changed from the North American Senior Floating Rate Fund to the SunAmerica Senior Floating Rate Fund, Inc.

On October 4, 2006, the Fund converted from a closed-end investment company into an open-end investment company.

Effective July 24, 2009, Wellington Management Company, LLP (“Wellington Management”) became the Fund’s subadviser. Previously, AIG Global Investment Corporation (“AIGGIC”) had been the Fund’s subadviser since January 1, 2005. Prior to that, Stanfield Capital Partners LLC had been the Fund’s subadviser since June 1, 2001. Prior to that, CypressTree Investment Management Company, Inc. had been subadviser to the Fund. Also effective November 16, 2001, SunAmerica Capital Services, Inc. (“SACS”), an affiliate of SunAmerica, became the distributor for the Fund. Previously, AGFD served as distributor for the Fund.

Effective as of the close of business on June 26, 2009 (the “Liquidation Date”), the Fund liquidated its Class B, Class D and Class Q shares, as well as those Class C shares purchased before August 18, 1999 (“Old Class C Shares”), including those shares purchased through the reinvestment of dividends and distributions paid on Old Class C Shares and held in a separate sub-account that were eligible for conversion to Class Q shares.

INVESTMENT OBJECTIVE AND POLICIES

The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus. Unless otherwise specified, the Fund may invest in the following securities, and make use of the following investment techniques. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

The investment goal of the Fund is to provide as high a level of current income as is consistent with the preservation of capital. The Fund’s principal investment strategy is investing in senior secured floating rate loans. The principal investment technique of the Fund is investing in senior secured floating rate loans and other institutionally traded secured floating rate debt obligations (“Loans”). Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in such securities. The Fund may invest in Loans directly or by purchasing Assignments or Participations. The Fund may also purchase investment grade fixed income debt securities and money market investments.

The principal investment strategy and principal investment techniques of the Fund may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policy set forth above.

Loans consist generally of direct obligations of companies (collectively, “Borrowers”), primarily U.S. companies or their affiliates, undertaken to finance the growth of the Borrower’s business, internally or externally, or to finance a capital restructuring. The Fund will invest primarily in highly-leveraged Loans made in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings.

In selecting Loans, the Fund will employ credit standards established by Wellington Management. The Fund will purchase Loans only if, in the judgment of Wellington Management, the Borrower can meet debt service on the Loan (except in the case of Discount Loans as described below). The Fund will acquire Loans that are, in the judgment of Wellington Management, in the category of senior debt of the Borrower and that generally hold the most senior position in the Borrower’s capitalization structure. A Borrower must also meet other criteria established by Wellington Management and deemed by it to be appropriate to the analysis of the Borrower and the Loan.

Wellington Management’s primary consideration in selecting Loans for investment by the Fund is the Borrower’s creditworthiness. Some of the Loans in which the Fund invests are not currently rated by any nationally recognized statistical rating organization. The Fund has no minimum rating requirement for Loans. The quality ratings assigned to other debt obligations of a Borrower are generally not a material factor in evaluating Loans because these rated obligations typically will be subordinated to the Loans and will be unsecured. Instead, Wellington Management will perform its own independent credit analysis of the Borrower. This analysis will include an evaluation of the Borrower’s industry and business, its management and financial statements, and the particular terms of the Loan that the Fund may acquire. Wellington Management will use information prepared and supplied by the Agent (as defined below) or other participants in the Loans. Wellington Management will continue to analyze in a similar manner on an ongoing basis any Loan in which the Fund invests. There can be no assurance that the Fund will be able to acquire Loans satisfying the Fund’s investment criteria at acceptable prices.

Loans

Characteristics of Loans

Each Loan will be secured by collateral that Wellington Management believes to have a market value, at the time of acquiring the Loan, that equals or exceeds the principal amount of the Loan (except in the case of Discount Loans as described below). The value of the collateral underlying a Loan may decline after purchase, with the result that the Loan may no longer be fully secured. The Fund will not necessarily dispose of such a Loan, even if the collateral impairment of a Loan would result in the Fund having less than 80% of its assets in fully secured Loans.

The Loans typically will have a stated term of five to nine years. However, because the Loans typically amortize principal over their stated life and are frequently prepaid, their average life is expected to be two to four years. The degree to which Borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the Borrower’s financial condition, and competitive conditions among lenders. Accordingly, prepayments cannot be predicted with accuracy. Prepayments generally will not have a material effect on the Fund’s performance because, under normal market conditions, the Fund should be able to reinvest prepayments in other Loans that have similar or identical yields, and because receipt of prepayment and facility fees may mitigate any adverse impact on the Fund’s yield.

The rate of interest payable on Loans is the sum of a base lending rate plus a specified spread. These base lending rates are generally the London Inter-Bank Offered Rate (“LIBOR”) for 90-day dollar deposits, the Certificate of Deposit Rate (“CD Rate”) of a designated U.S. bank, the Prime Rate of a designated U.S. bank, or another base lending rate used by commercial lenders. A Borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals.

The interest rate on LIBOR-based and CD Rate-based Loans is reset periodically at intervals ranging from 30 to 360 days, while the interest rate on Prime Rate-based Loans floats daily as the Prime Rate changes. Investment in Loans with a longer interest rate reset period may increase fluctuations in the Fund’s net asset value as a result of changes in interest rates. The Fund will attempt to maintain a portfolio of Loans that will have a dollar-weighted average period to next interest rate adjustment of approximately 90 days or less.

The yield on a Loan primarily will depend, among other considerations, on the terms of the underlying Loan and the base lending rate chosen by the Borrower initially and on subsequent dates specified in the applicable loan agreement. The relationship between LIBOR, the CD Rate, and the Prime Rate will vary as market conditions change. Borrowers tend to select the base lending rate that results in the lowest interest cost, and the rate selected may change from time to time.

Agents and Intermediate Participants

Loans are typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions. The Borrower and the lender or lending syndicate enter into a loan agreement (the “Loan Agreement”). The Agent typically administers and enforces the Loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent (the “Collateral Bank”), holds any collateral on behalf of the lenders. The Collateral Bank must be a qualified custodian under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structuror with respect to a Loan.

In a typical Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of these payments to the credit of all lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under Loan Agreements, the Agent is given broad discretion in enforcing the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. The Borrower compensates the Agent for these services. This compensation may include special fees paid on structuring and funding the Loan and other fees paid on a continuing basis. The typical practice of an Agent or a lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

If an Agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding, the Agent’s appointment may be terminated, and a successor Agent would be appointed. Assets held by the Agent under the Loan Agreement should remain available to holders of Loans. However, if an appropriate regulatory authority or court determines that assets held by the Agent for the benefit of the Fund are subject to the claims of the Agent’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest. Furthermore, in the event of the Borrower’s bankruptcy or insolvency, the Borrower’s obligation to repay the Loan may be subject to certain defenses that the Borrower can assert as a result of improper conduct by the Agent.

The Fund’s investment in a Loan may take the form of an “Assignment.” The Fund would typically purchase an Assignment from the Agent or other assigning lender (the “Assigning Lender”) and as a result would become a “Lender” under the Loan Agreement. Subject to the terms of the Loan Agreement, the Fund typically succeeds to all the rights and obligations under the Loan Agreement of the Assigning Lender. However, Assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.

The Fund’s investment in a Loan may take the form of a “Participation.” Lenders may sell Loans to third parties called “Participants.” Participations may be acquired from a lender or from other Participants. If the Fund purchases a Participation either from a lender or a Participant, the Fund will not have established any direct contractual relationship with the Borrower. The Fund would be required to rely on the lender or the Participant that sold the Participation not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Loan. The Fund is thus subject to the credit risk of both the Borrower and a Lender or Participant. Lenders and Participants interposed between the Fund and a Borrower are referred to as “Intermediate Participants.”

In the case of Participations, because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower. Moreover, under the terms of a Participation, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund also may be subject to the risk that the Intermediate Participant may become insolvent. The agreement between the buyer and seller may also limit the rights of the holder of the Loan to vote on certain changes that may be made to the Loan Agreement, such as waiving a breach of a covenant. However, in almost all cases, the holder of a Loan will have the right to vote on certain fundamental issues such as changes in principal amount, payment dates, and interest rate.

Wellington Management also analyzes and evaluates the financial condition of the Intermediate Participant, if applicable. The Fund will invest in a Loan only if the outstanding debt obligations of the Intermediate Participants, if any, are, at the time of investment, investment grade (i.e., (a) rated BBB or better by Standard and Poor’s Ratings Group (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”); or (b) rated A-3 or better by S&P or P-3 or better by Moody’s; or (c) determined by Wellington Management to be of comparable quality).

Although the Fund generally holds only Loans for which the Agent and Intermediate Participants, if any, are banks, the Fund may acquire Loans from non-bank financial institutions and Loans originated, negotiated and structured by non-bank financial institutions, if the Loans conform to the credit requirements described above. As other types of Loans are developed and offered to investors, Wellington Management will consider making investments in these Loans, consistent with the Fund’s investment objective, policies and quality standards, and in accordance with applicable custody and other requirements of the 1940 Act.

Discount Loans

The Fund may from time to time acquire Loans at a discount from their nominal value or with a facility fee that exceeds the fee traditionally received in connection with the acquisition of Loans (“Discount Loans”). The Borrowers with respect to Discount Loans may have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of credit restructuring. In addition, Discount Loans may become available as a result of an imbalance in the supply of and demand for certain Loans. The Fund may acquire Discount Loans in order to realize an enhanced yield or potential capital appreciation when Wellington Management believes that the market has undervalued those Loans due to an excessively negative assessment of a Borrower’s creditworthiness or an imbalance between supply and demand. The Fund may benefit from any appreciation in value of a Discount Loan, even if the Fund does not obtain 100% of the Loan’s face value or the Borrower is not wholly successful in resolving its credit problems.

Other Information About Loans

A Borrower must comply with various restrictive covenants contained in the applicable Loan Agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific financial ratios, and limits on total debt. The Loan Agreement may also contain a covenant requiring the Borrower to prepay the Loan with any free cash flow. Free cash flow generally is defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or securities sales. A breach of a covenant that is not waived by the Agent (or by the lenders directly, as the case may be) is normally an event of default, which provides the Agent or the lenders directly the right to call the outstanding Loan.

The Fund may have certain obligations in connection with a Loan, such as to loan additional funds under the terms of a revolving credit facility, that is not fully drawn down. The Fund will not invest in Loans that would require the Fund to make any additional investments in connection with future advances if such commitments would exceed 20% of the Fund’s assets or would cause the Fund to fail to meet the diversification requirements described below. The Fund will maintain a segregated account with its custodian of liquid securities with a value equal to the amount, if any, of the Loan that the Fund has obligated itself to make to the Borrower, but that the Borrower has not yet requested.

The Fund may receive and/or pay certain fees in connection with its activities in buying, selling and holding Loans. These fees are in addition to interest payments received, and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Loan, it may receive a facility fee, and when it sells a Loan, it may pay a facility fee. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Loan, or, in certain circumstances, the Fund may receive a prepayment penalty fee on the prepayment of a Loan by a Borrower. The Fund may also receive other fees, including covenant waiver fees and covenant modification fees.

From time to time Wellington Management or its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell Loans to the Fund or acquire Loans from the Fund, or may be Intermediate Participants with respect to Loans owned by the Fund. These banks also may act as Agents for Loans that the Fund owns.

Unsecured Loans and Short-Term and Medium-Term Obligations

The Fund may hold up to 20% of its assets in cash or invested in short-term or medium-term debt obligations or in unsecured loans. The Fund will invest only in unsecured loans that Wellington Management determines have a credit quality at least equal to that of the collateralized Loans in which the Fund primarily invests. With respect to an unsecured loan, if the Borrower defaults on its obligation, there is no specific collateral on which the Fund can foreclose, although the Borrower typically will have assets that Wellington Management believes exceed the amount of the unsecured loan at the time of purchase.

The short-term and medium-term debt obligations in which the Fund may invest include, but are not limited to, senior unsecured loans, commercial paper, short-term and medium-term notes, bonds with remaining maturities of less than five years, obligations issued by the U.S. Government or any of its agencies or instrumentalities, and repurchase agreements. All of the debt instruments described in this paragraph, other than unsecured loans, will be investment grade (i.e., rated Baa, Prime-3 or better by Moody’s or BBB, A-3 or better by S&P or, if unrated, determined by Wellington Management to be of comparable quality). For a definition of the ratings assigned to instruments, see the Appendix. Pending investment of the proceeds of Fund sales, or when Wellington Management believes that investing for defensive purposes is appropriate, more than 20% (up to 100%) of the Fund’s assets may be temporarily held in cash or in the short-term and medium-term debt obligations described in this paragraph.

Foreign Investments

The Fund also may acquire U.S. dollar denominated Loans made to non-U.S. Borrowers: (a) (i) located in any country whose unguaranteed, unsecured and otherwise unsupported long-term sovereign debt obligations are rated A-3 or better by Moody’s and A- or better by S&P, or (ii) with significant U.S. dollar-based revenues or significant U.S.-based operations; and (b) located in a country that does not impose withholding taxes on payment of principal, interest, fees, or other payments to be made by the Borrower; provided, however, that any such Borrower meets the credit standards established by Wellington Management for U.S. Borrowers, and no more than 25% of the Fund’s net assets are invested in Loans of non-U.S. Borrowers. Loans to non-U.S. Borrowers may involve certain special considerations not typically associated with investing in U.S. Borrowers. Information about a foreign company may differ from that available with respect to U.S. Borrowers, because foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. Borrowers. There may be greater risk in valuing and monitoring the value of collateral underlying Loans to non-U.S. Borrowers. There generally is less government supervision and regulation of financial markets and listed companies in foreign countries than in the United States. The Fund will not invest in unsecured loans of non-U.S. Borrowers.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. government securities. Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement always will be at least 102% of the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually within seven days of the original purchase date. In all cases, Wellington Management must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy (or other insolvency proceeding) of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that the value of the securities the Fund purchased may have declined in the meantime, the Fund could experience a loss.

Money Market Securities

Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit.

Fixed Income Securities

The Fund may invest up to 20% of its total assets in “investment grade” fixed income securities. Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer’s liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or “called” by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as “variable rate obligations,” is determined by reference to or is a percentage of an objective standard, such as a bank’s Prime Rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank CDs, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount.

The market values of fixed income securities tend to vary inversely with the level of interest rates — when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

“Investment grade” is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor’s (AAA, AA, A or BBB, including the + and/or - designations) or by Moody’s (Aaa, Aa, A or Baa, including any numerical designations), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

Those debt securities rated “BBB” or “Baa,” while considered to be “investment grade,” may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Fund has no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by Wellington Management to determine the appropriate course of action.

The Fund may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

Other Investments

The Fund may acquire warrants and other equity securities as part of a unit combining Loans and equity securities of the Borrower or its affiliates, but only incidentally to the Fund’s purchase of a Loan. The Fund also may acquire equity securities issued in exchange for a Loan or issued in connection with a Borrower’s debt restructuring or reorganization, or if the acquisition, in the judgment of Wellington Management may enhance the value of a Loan or otherwise would be consistent with the Fund’s investment policies.

Temporary Defensive Investments

For temporary defensive purposes, the Fund may invest up to 100% of its total assets in high quality fixed income securities, repurchase agreements and other money market investments, including the short-term and medium-term obligations described under “Unsecured Loans and Short-Term and Medium-Term Obligations.”

Portfolio Turnover

The Fund may purchase and sell securities whenever necessary to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. The Fund’s portfolio turnover rate would equal 100% if each security in the Fund’s portfolio were replaced once per year. The frequency of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. It is anticipated that the Fund’s turnover rate will be approximately 50% or less, but will not be a limiting factor when Wellington Management deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever Wellington Management believes it is appropriate to do so, without regard to the length of time a particular security may have been held. The Fund’s portfolio turnover rate for the fiscal years ended December 31, 2010 and 2009 was 41% and 74%, respectively.

INVESTMENT RESTRICTIONS AND FUNDAMENTAL POLICIES

The following fundamental policies cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. In accordance with the requirements of the 1940 Act, “a majority of the Fund’s outstanding voting securities” means the lesser of either: (a) the vote of 67 percent or more of the voting securities present at the annual or a special meeting of the Fund’s shareholders, if the holders of more than 50 percent of the Fund’s outstanding voting securities are present or represented by proxy; or (b) the vote of more than 50 percent of the Fund’s outstanding voting securities. The Fund may not:

(a)	Borrow money or issue senior securities, except as permitted by the 1940 Act;

(b)	Invest more than 25% of the Fund’s total assets (taken at current value) in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction); provided that (i) there is no limitation on purchasing securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies and (ii) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

(c)	Make loans to other persons, except that the Fund may: (i) acquire Loans, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities;

(d)	Underwrite securities issued by other persons, except insofar as it may be deemed technically to be an underwriter under the Securities Act of 1933 in selling or disposing of an investment;

(e)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of Loans, securities or other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(f)	Purchase or sell real estate, although it may purchase and sell securities secured by interests in real estate and securities of issuers that invest or deal in real estate; provided that the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; or

(g)	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments.

The Fund has adopted the following nonfundamental investment policies which may be changed by the Fund’s Board of Directors without shareholder approval. As a matter of nonfundamental policy, the Fund may not:

(a)	Make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and in any event only to the extent that no more than 5% of its net assets are committed to short sales;

(b)	Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs; or

or guaranteed by any foreign government or its agencies or instrumentalities; or

(c)	Invest more than 10% of its total assets in Loans of any single Borrower.

For the purpose of fundamental policies (a) and (e) and nonfundamental investment policy (a), the Fund’s arrangements (including escrow, margin and collateral arrangements) with respect to transactions in all types of options and futures contract transactions shall not be considered to be: (a) a borrowing of money or the issuance of securities (including senior securities) by the Fund; (b) a pledge of the Fund’s assets; (c) the purchase of a security on margin; or (d) a short sale or position.

While the Fund may invest in options or futures transactions, it has no present intention of doing so. The Fund also has no present intention of engaging in short sales.

For the purpose of fundamental policy (b), the exception for purchases of securities the issuer of which is deemed to be in the financial institutions industry applies where such financial institutions industry issuer serves as Agent or Intermediary Participant for the Borrower, in which case the Borrower, rather than the Agent or Intermediary Participant, is generally deemed to be the issuer for purposes of industry concentration. In determining who is the issuer of the Loan, the Fund will consider all relevant factors including the Borrower’s credit quality, the amount and quality of the collateral, the terms of the Loan Agreement and other relevant agreements (including intercreditor agreements), the degree to which the credit of an interpositioned person was deemed material to the decision to purchase the Loan, the interest rate environment, and general economic conditions applicable to the Borrower and an interpositioned person.

Notwithstanding the Fund’s investment policies and restrictions, the Fund may invest all or part of its investable assets in an investment management company with substantially the same investment objective, policies and restrictions as the Fund, to the extent permitted by Section 12(d) of the 1940 Act and applicable regulations. The Fund may also invest in securities of other investment companies, to the extent permitted by Section 12(d) of the 1940 Act. The Fund may also invest in exchange traded funds (“ETFs”). Most ETFs are investment companies and therefore, the Fund’s purchase of ETF shares are generally subject to the limitations on, and the risks of, the Fund’s investments in other investment companies. Investing in index-based ETFs will give the Fund exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. The Fund will generally gain or lose value on holdings of an ETF consistent with the performance of the index on which the ETF is based. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

DIRECTORS AND OFFICERS

The following table lists the Directors and officers of the Fund, their dates of birth, current position(s) held with the Fund, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Director is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Directors who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Disinterested Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” Directors and officers of the Fund are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by SACS and other affiliates of SunAmerica.

Disinterested Directors

Name and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director†	Other Directorships Held by Director‡

Dr. Judith L. Craven DOB: October 6, 1945	Director	2001 to Present	Retired	78	Director, Belo Corporation (1992 to Present); Director, Sysco Corporation (1996 to Present

William F. Devin DOB: December 30, 1938	Director	2001 to Present	Retired	78	Director, Boston Options Exchange (2001 to 2010).

Richard W. Grant DOB: March 7, 1940	Chairman of the Board	Effective March 1, 2011	Retired. Prior to retirement, attorney and partner at Morgan, Lewis & Brockius LLP (1989 to 2011)	28	None

*	Directors serve until their successors are duly elected and qualified, subject to the Director’s Retirement Plan as discussed below.
†

The term “Fund Complex” means two or more register investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes the Fund (1 fund); SunAmerica Equity Funds (“SAEF”) (3 funds) SunAmerica Money Market Funds, Inc. (“SAMMF’) (2 funds); SunAmerica Income Funds (“SAIF”) (5 funds); SunAmerica Focused Alpha Growth Fund, Inc. (“FGF”) (1 fund); SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (1 fund); SunAmerica Series, Inc. (“SunAmerica Series”) (14 portfolios); SunAmerica Specialty Series (“Specialty Series”) (5 funds); Anchor Series Trust (“AST”) (9 portfolios); VALIC Co. I (33 portfolios); VALIC Co. II (15 portfolios); SunAmerica Series Trust (35 portfolios); and Seasons Series Trust (21 portfolios).

‡

Directorships of Companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

Stephen J. Gutman DOB: May 10, 1943	Director	1985 to Present	Vice President and Associate Broker, Corcoran Group (real estate) (2003 to Present); Managing Member, Beau-Brummell – Soho LLC (licensing of menswear specialty retailing) (1995 to 2009); President, SJG Marketing Inc. (2009 to Present)	39	None

William J. Shea DOB: February 9, 1948	Director	2004 to Present	Executive Chairman, Lucid, Inc. (medical technology) (2007 to Present); Managing Director, DLB Capital, LLC (private equity) (2006 to 2007)	39	Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2004 to 2006); Director, Boston Private Financial Holdings (2004 to Present); Chairman, Demoullas Supermarkets (1999 to Present)

Interested Director

Name and Date of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Director

Peter A. Harbeck* DOB: January 23, 1954	Director	1995 to Present	President, CEO and Director, SunAmerica (1995 to Present); Director, SACS (1993 to Present); Chairman, Advisor Group, Inc. (2004 to Present)	87	None

*	Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of SunAmerica and Director of SunAmerica Capital Services, Inc. (“SACS”).

Officers

Name and Date of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer
John T. Genoy DOB: November 8, 1968	President	2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica (2003 to Present); Chief Operating Officer, SunAmerica (2006 to Present)	N/A	N/A

Donna M. Handel DOB: June 25, 1966	Treasurer	2002 to Present	Senior Vice President, SunAmerica (2004 to Present)	N/A	N/A

James Nichols DOB: April 7, 1966	Vice President	2006 to Present	Director, President and CEO, SACS (2006 to Present); Senior Vice President, SACS (2002 to 2006)	N/A	N/A

Gregory N. Bressler DOB: November 17, 1966	Secretary and Chief Legal Officer	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present)	N/A	N/A

Cynthia A. Gibbons Skrehot DOB: December 6, 1967	Vice President and Chief Compliance Officer	2002 to Present	Vice President, SunAmerica (2002-Present); Chief Compliance Officer SunAmerica (2002 to 2006)	N/A	N/A

Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2002 to Present	Vice President, SunAmerica (2001 to Present)	N/A	N/A

Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2002 to Present	Vice President and Deputy General Counsel, SunAmerica (2005 to Present)	N/A	N/A

Matthew J. Hackethal DOB: December 31, 1971	Anti- Money Laundering Compliance Officer	2006 to Present	Chief Compliance Officer, SunAmerica (2006 to Present); Vice President, Credit Suisse Asset Management (2001 to 2006); CCO, Credit Suisse Alternative Funds (2005 to 2006); CCO, Credit Suisse Asset Management Securities, Inc. (2004 to 2005)	N/A	N/A

Leadership Structure of the Board of Directors

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged SunAmerica to serve as the Fund’s investment adviser and has engaged a subadviser, Wellington Management, to manage the Fund on a day-to-day basis. The Board is responsible for overseeing SunAmerica and Wellington Management and any other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Fund’s By-laws, and investment objectives and strategies. The Board is presently composed of six members, five of whom are Disinterested Directors. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Directors also meet at least quarterly in executive session, at which no directors who are interested persons of the Fund are present. The Disinterested Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Grant, a Disinterested Director, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Directors generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Nomination and Compensation Committee, Ethics Committee, and Governance Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Fund, and from to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, who carries out the Fund’s investment management and business affairs, and also by Wellington Management and other service providers in connection with the services they provide to the Fund. Each of SunAmerica, Wellington Management and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, Wellington Management and the Fund’s other service providers, (including the Fund’s distributor, servicing agent and transfer agent), the Fund’s Chief Compliance Officer, the independent registered public accounting firm for the Fund, legal counsel to the Fund, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Fund. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committees

Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, SunAmerica, Wellington Management, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Director’s executive, business, consulting, public service and/or academic positions; experience from service as a Director of the Fund and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Dr. Judith L. Craven. Dr. Craven has served as a director or trustee in the Fund Complex since 2004 and serves as a director of the Fund. She currently serves as a director or trustee with respect to 78 of the portfolios in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience serving on the Boards of Directors of several public companies for more than 10 years.

William F. Devin. Mr. Devin has served as a director or trustee in the Fund Complex since 2001 and serves as a director of the Fund. He currently serves as a director or trustee with respect to of 78 of the portfolios in the Fund Complex. In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity. Mr. Devin also has corporate governance experience serving on the Board of Directors of the Boston Options Exchange since 2001.

Richard W. Grant. Mr. Grant has served as a director or trustee in the Fund complex since March 2011. He currently serves as a director or trustee with reaspect to 28 of the portfolios in the Fund Complex. Mr. Grant has more than 20 years of business and corporate governance experience serving as legal counsel to a number of registered investment companies and/or their independent directors/trustees, including to the Independent Directors of the Fund.

Stephen J. Gutman. Mr. Gutman has served as a director or trustee in the Fund Complex since 1985 and serves as a director of the Fund. He currently serves as a director or trustee of 39 of the portfolios in the Fund Complex. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

William J. Shea. Mr. Shea has served as a director or trustee in the Fund Complex since 2004 and serves as a director of the Fund. He currently serves as a director or trustee of 39 of the portfolios in the Fund Complex. In addition, he has more than 20 years of business and executive experience primarily in the financial services industry. In addition, Mr. Shea has approximately 19 years of audit and accounting-related experience as a certified public accountant at a leading accounting firm. Mr. Shea also has corporate governance and audit committee experience serving on the Board of Directors and Audit Committees of several public companies, including serving as Chairman of the Board of Directors of Royal and SunAlliance U.S.A., Inc. for two years.

Peter A. Harbeck. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a director of the Fund. He currently serves as a director or trustee of 87 of the portfolios in the Fund Complex. In addition, he has served as President, CEO and Director of SunAmerica since 1995, Director of SACS since 1993 and as Chairman of the Advisor Group, Inc, since 2004.

The Directors of the Fund are responsible for the overall supervision of the operation of the Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Fund’s Articles of Incorporation. Directors and officers of the Fund are also trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by SACS and other affiliates of SunAmerica.

Each Disinterested Director serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Fund’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee of the Fund are Messrs. Devin, Grant, Gutman, Shea and Dr. Craven. Messrs. Shea and Gutman each receive $2,500 per meeting for serving on the Audit Committees of the SunAmerica Mutual Funds (“SAMF”)*, Anchor Series Trust (“AST”) and the Fund. Messrs. Devin and Grant and Dr. Craven receive $1,666.66 per meeting for serving on the Audit Committees of SAMF and the Fund. Mr. Shea receives a $5,000 annual retainer for serving as the Chairman of the Audit Committees for the Fund, SAMF and AST. The Audit Committee met four times during the fiscal year ending December 31, 2010.

The Nominating and Compensation Committee (the “Nominating Committee”) recommends to the Directors those persons to be nominated as candidates to serve as Directors and voted upon by shareholders and selects and proposes nominees for election by Directors to the Board between shareholders’ meetings. The Nominating Committee will consider candidates proposed by shareholders for election as Directors. The members of the Nominating Committee are Messrs. Devin, Gutman and Shea, with Mr. Gutman serving as Chairman. Mr. Gutman receives a $1,500 annual retainer for serving as Chairman of the Nominating Committees of SAMF, AST and the Fund and Messrs. Devin and Shea each receive a $1,000 annual retainer for serving as a member of the Nominating Committees of SAMF, AST (Mr. Shea only) and the Fund. Messrs. Devin and Shea receive $500 per scheduled meeting ($250 per telephonic meeting) and Mr. Gutman, as Chairman, receives $600 per scheduled meeting ($300 per telephonic meeting). The Nominating and Compensation Committee met three times during the fiscal year ended December 31, 2010.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Directors of violations or waivers to the Fund’s Code of Ethics, as appropriate. The members of the Ethics Committee are Messrs. Gutman, Shea, and Dr. Craven, with Dr. Craven serving as Chairman. Dr. Craven receives a $1,500 annual retainer for serving as Chairman of the Ethics Committees of SAMF

*	SAMF consists of SAMMF, SAEF, SAIF, SunAmerica Series and Specialty Series.

and the Fund and Messrs. Gutman and Shea each receive a $1,000 annual retainer for serving on the Ethics Committee of SAMF, AST and the Fund. Messrs. Gutman and Shea receive $500 per scheduled meeting ($250 for telephonic meeting) and Dr. Craven, as Chairman, receives $600 per scheduled meeting ($300 per telephonic meeting). The Ethics Committee met two times during the fiscal year ended December 31, 2010.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Gutman, Devin and Shea, with Mr. Devin serving as Chairman. Mr. Devin receives a $1,500 annual retainer for serving as Chairman of the Governance Committees of SAMF and the Fund and Messrs. Gutman and Shea each receive a $1,000 annual retainer for serving on the Governance Committees of SAMF, AST and the Fund. Messrs. Gutman and Shea receive $500 per scheduled meeting ($250 per telephonic meeting) and Mr. Devin, as Chairman, receives $600 per scheduled meeting ($300 per telephonic meeting). The Governance Committee met two times during the fiscal year ended December 31, 2010.

Director Compensation

The Fund pays each Disinterested Director’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Directors. Specifically, for acting as a director or trustee of all the SAMF, each Disinterested Director receives an aggregate amount of $49,500 in annual compensation ($74,250 for the Chairman), with a pro rata portion paid by each portfolio (based on its net assets) within SAMF. Each Disinterested Director of the SAMF receives an additional $5,000 per attended quarterly meeting attended ($7,500 for the Chairman of the Board). Each Disinterested Director of the Fund receives $900 for each quarterly meeting attended ($1,350 for the Chairman of the Board) and $3,600 in annual compensation ($5,400 for the Chairman of the Board). Each Disinterested Director also receives $20,000 in annual compensation for acting as Director to AST ($30,000 in annual compensation for the Chairman of the Board). Each Disinterested Director also receives an annual amount of $5,250 ($7,875 for the Chairman of the Board) per fund, for serving as a Director of Focused Alpha Growth Fund (“FGF”) and Focused Alpha Large-Cap Fund (“FGI”). In addition, each Disinterested Director receives $2,500 for each special meeting attended which is allocated among the Portfolios of the SAMF, AST, FGF, FGI and the Fund, as applicable.

Directors’ Retirement Plan

The Directors of the Fund have adopted the SunAmerica Disinterested Trustees’ and Directors’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended, for the Disinterested Directors. The Retirement Plan provides generally that a Disinterested Director may become a participant (”Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting SunAmerica mutual funds (the “Adopting Funds”) or has attained the age of 60 while a Director and completed five (5) consecutive years of service as a Director of any Adopting Fund (an “Eligible Director”). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and a Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Director's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things: (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008; (2) prohibit Disinterested Directors from first becoming participants in the Retirement Plan after December 31, 2008; and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. As a result, such active Participants will not be entitled to any future payments (annual or otherwise) under the Retirement Plan. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

Prior to December 31, 2008, the active Participants (Dr. Craven and Messrs. Devin and Gutman) elected to receive a distribution of their entire Retirement Plan account balance in 2009 pursuant to the amendments to the Retirement Plan described above. In January 2009, these account balances were paid to the active Participants as follows: Dr. Craven, $137,686 (Participant since 2006; Director/Trustee in Fund Complex since 2001); Mr. Devin, $263,092 (Participant since 2003, Director/Trustee in Fund Complex since 1998); and Mr. Gutman, $701,239 (Participant since 1994; Director/Trustee in Fund Complex since 1984). Messrs. Grant and Shea were not eligible Participants in the Retirement Plan and, therefore, had no accrued balances as of December 31, 2008.

The following table sets forth information summarizing the compensation of each Disinterested Director for his or her services as Director for the fiscal year ended December 31, 2010. Neither the Interested Director nor any officer of the Fund receives any compensation from the Fund for serving as a Director or an officer.

COMPENSATION TABLE

DIRECTOR	AGGREGATE COMPENSATION FROM REGISTRANT	TOTAL COMPENSATION FROM REGISTRANT AND FUND COMPLEX PAID TO DIRECTORS*
Samuel M. Eisenstat **	$11,437	$195,800
Richard W. Grant***	N/A	N/A
Stephen J. Gutman	$7,954	$142,000
William F. Devin****	$8,064	$302,067
Judith L. Craven****	$7,861	$249,567
William J. Shea	$8,044	$143,700
*	Fund Complex includes SAMF, FGF, FGI, AST, VALIC Co. I, VALIC Co. II, SAST, SST and the Fund.
**	Mr. Eisenstat retired from the Board effective as of the close of business on March 31, 2011.
***	Mr. Grant became a Director effective March 1, 2011.
****	Mr. Devin and Dr. Craven are also Trustees of VALIC Co. I and VALIC Co. II. Mr. Devin and Dr. Craven are not Trustees of AST.

Director Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Director:

DISINTERESTED DIRECTORS

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies[2]
Dr. Judith L. Craven	None	None
William F. Devin	None	Over $100,000
Samuel M. Eisenstat [3]	None	$10,001–$50,000
Richard W. Grant[4]	None	None
Stephen J. Gutman	None	$1–$10,000
William J. Shea	None	None

INTERESTED DIRECTOR

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies[2]
Peter A. Harbeck	None	Over $100,000

1	Includes the value of shares beneficially owned by each Director in the Fund as of December 31, 2010.
2	The term “Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies includes the Fund (1 fund), SAEF (3 funds); SAIF (5 funds); SunAmerica Series (14 portfolios), AST (9 portfolios), Specialty Series (5 funds), SAMMF (2 funds), SunAmerica Series Trust (35 portfolios), Seasons Series Trust (24 portfolios), FGF (1 fund), and FGI (1 fund).
3	Mr. Eisenstat retired from the Board effective as of the close of business on March 31, 2011.
4	Mr. Grant became a Director effective March 1, 2011.

No Disinterested Director including their immediate family members, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund; or a person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

As of March 31, 2011, the Directors and officers of the Fund owned in the aggregate less than 1% of the total outstanding shares of each class of the Fund.

Principal Holders of Securities

The following shareholders owned of record or beneficially 5% or more of the indicated Class’s shares outstanding as of March 31, 2011.

Class	Holder and Address	Percentage Owned of Record

SUNAMERICA SENIOR FLOATING RATE FUND CLASS A	CHARLES SCHWAB & CO INC SPEC CUSTODY FOR BENEFIT OF CUST	6.69%
	ATTN: MUTUAL FUNDS
	101 MONTGOMERY STREET
	SAN FRANCISCO CA 94104-4151

Class	Holder and Address	Percentage Owned of Record
SUNAMERICA SENIOR FLOATING RATE FUND CLASS A	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97MA2 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	14.51%

SUNAMERICA SENIOR FLOATING RATE FUND CLASS A	PRUDENTIAL INVESTMENT MANAGEMENT SERVICE FBO MUTUAL FUND CLIENTS 100 MULBERRY STREET 3 GATEWAY CENTER FL 11 MAIL STOP NJ 05-11-20 NEWARK, NJ 07102-4000	7.52%

SUNAMERICA SENIOR FLOATING RATE FUND CLASS C	MERRILL LYNCH, PIERCE, FENNER & SMITH, INC. FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: SERVICE TEAM SEC# 97MA2 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	29.49%

SUNAMERICA SENIOR FLOATING RATE FUND CLASS C	CITIGROUP GLOBAL MARKET INC HOUSE ACCT 00190801250 ATTN PETER BOOTH 7TH FL 333W 34THST NEW YORK NY 10001-2402	6.79%

A shareholder who owns beneficially, directly or indirectly, 25% or more of the Fund's outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund.

ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES

SunAmerica is the Fund’s manager under an investment advisory agreement (“Advisory Agreement”). Pursuant to the Advisory Agreement, SunAmerica is responsible for providing investment management and advisory services to the Fund and managing the business affairs of the Fund, including but not limited to, oversight of the Fund’s subadviser. SunAmerica is also the Fund’s administrator under an administration agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, SunAmerica is responsible for performing, or supervising the performance by others, of certain administrative services in connection with the operations of the Fund, including but not limited to providing certain legal, compliance, accounting and operational services, providing office space, and preparation of financial and accounting records required to be maintained by the Fund. SunAmerica was organized as a Delaware corporation in 1982. It is an indirect, wholly owned subsidiary of SunAmerica Financial Group, which in turn is a wholly owned subsidiary of AIG. AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. SunAmerica provides investment advice and management services to mutual funds. As of March 31, 2011, SunAmerica managed, advised or administered approximately $45.3 billion in assets. SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

On September 22, 2008, AIG, the ultimate parent of SunAmerica, SACS and SunAmerica Fund Services, Inc. (“SAFS”), entered into a revolving credit facility (“FRBNY Credit Facility”) with the Federal Reserve Bank of New York (“NY Fed”). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”) to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”). The Series C Preferred Stock was entitled to approximately 77.8% of the voting power of AIG’s outstanding stock.

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the “Recapitalization”) to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility, and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock, which was then transferred to the U.S. Department of the Treasury, and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, and (ii) AIG’s Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which function as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury held a majority of outstanding shares of AIG Common Stock.

Wellington Management Company, LLP (“Wellington Management”), the subadviser to the Fund, is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2010, Wellington Management had investment management authority with respect to approximately $634 billion* in assets. SunAmerica, and not the Fund, compensates Wellington Management for its services. Pursuant to the terms of a Subadvisory Agreement, SunAmerica pays Wellington Management a subadvisory fee equal to an annual rate of 0.30% of average daily net assets on the first $500 million and 0.25% thereafter.

The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by SunAmerica under the Advisory Agreement and Administration Agreement, Wellington Management under the Subadvisory Agreement, or by SACS under its Distribution Agreement. These costs and expenses may include (without limitation): expenses of acquiring, holding and disposing of securities and other investments, including brokerage commissions; shareholder servicing expenses; investment advisory and administration fees; custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; expenses of conducting repurchase offers; fees and expenses of registering under the securities laws, and other governmental fees; expenses of shareholders’ or investors’ meetings; compensation and expenses of Directors not affiliated with SunAmerica or Wellington Management; interest, taxes and corporate fees; legal and accounting expenses; printing and mailing expenses; insurance premiums; expenses incurred in connection with litigation in which the Fund is a party and any legal obligation to indemnify its officers and Directors with respect to litigation; membership dues in investment company organizations; communications equipment expenses; and any nonrecurring or extraordinary expenses.

Each of the Advisory Agreement and the Subadvisory Agreement will terminate automatically in the event of its assignment. Each of the Agreements will remain in effect from year to year after so long as the continuance is approved at least annually: (a) by the vote of a majority of the Fund’s Directors who are not “interested persons” of the Fund or SunAmerica, as defined in the 1940 Act, cast in person at a meeting specifically called for the purpose of voting on such approval; or (b) by the vote of a majority of the Board and the vote of a majority of the outstanding Fund shares. Each agreement may be terminated at any time without penalty on sixty (60) days’ notice by the Directors, SunAmerica or Wellington Management, as applicable, or by the vote of the majority of

*	The firm-wide asset totals do not include agency mortgage-backed security pass-through managed for the Federal Reserve.

the outstanding Fund shares. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund on the part of SunAmerica or Wellington Management, SunAmerica or Wellington Management, as applicable, will not be liable to the Fund for any loss incurred.

Pursuant to the Advisory Agreement, SunAmerica is paid an advisory fee based on a percentage of the Fund’s average daily net assets at the following rates: 0.85% on the first $1 billion, 0.80% on the next $1 billion and 0.75% thereafter. The following table sets forth the total advisory fees paid to SunAmerica by the Fund and the amount waived by SunAmerica for the fiscal years ended December 31, 2010, 2009 and 2008 pursuant to the Advisory Agreement.

ADVISORY FEES

*Advisory Fees
2010	2009	2008
$2,940,301	$1,491,196	$2,270,511

*	Without giving effect to fee waivers or expense reimbursements.

Pursuant to the Subadvisory Agreement, SunAmerica, and not the Fund, pays Wellington Management a subadvisory fee equal to an annual rate of 0.30% of average daily net assets on the first $500 million of average daily net assets and 0.25% thereafter. Wellington Management replaced AIGGIC as the subadviser to the Fund, effective July 24, 2009. For the fiscal years ended December 31, 2010, 2009 and 2008, SunAmerica paid subadvisory fees of $1,037,753, $464,380 and $667,802, respectively.

Pursuant to the Administration Agreement, SunAmerica acts as the Fund’s administrator and is responsible for providing and supervising the performance by others of administrative services in connection with the operations of the Fund, subject to supervision as the Fund’s Board. For these services, the Fund pays SunAmerica an administration fee at the annual rate of 0.20% of the Fund’s average daily net assets. Prior to September 1, 2009, the administration fee paid to SunAmerica was equal to an annual rate of 0.40% of the Fund’s average daily net assets. For the fiscal years ended December 31, 2010, 2009 and 2008, the Fund incurred $691,836, $560,437and $1,068,476, respectively, under the Administration Agreement.

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent necessary so that Total Annual Fund Operating Expenses do not exceed the following amounts: Class A–1.45%; Class C–1.75%. Total Annual Fund Operating Expenses do not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. These contractual expense waivers and/or reimbursements will continue indefinitely, unless terminated by the Board of Directors, including a majority of the Disinterested Directors.

For the fiscal years ended December 31, 2010, 2009 and 2008, SunAmerica waived fees and/or reimbursed expenses as follows:

	Class A	Class C
2010	$707,916	$754,541
2009	$149,351	$316,370
2008	$326,237	$837,267

The Fund has entered into a service agreement (“Service Agreement”) with SAFS, an indirect wholly owned subsidiary of AIG. Under the Service Agreement, SAFS acts as a servicing agent assisting State Street Bank and Trust Company (“State Street”) in connection with certain services offered to the shareholders of the Fund. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Pursuant to the Service Agreement, entered into on October 4, 2006, as compensation for services rendered, SAFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of .22% of average daily net assets of Class A and Class C shares. From this fee, SAFS pays a fee to State Street and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”). For further information regarding the Transfer Agent, see the section entitled “Transfer Agent” below. For the fiscal years ended December 31, 2010, 2009 and 2008, the Fund incurred fees of $760,554, $385,957 and $587,663, respectively, pursuant to the Service Agreement.

Additional Information about Portfolio Manager

The portfolio manager for the Fund, who is responsible for the day-to-day investment management of the portfolio, is Jeffrey W. Heuer, CFA.

Other Accounts Managed by Portfolio Manager

The following table indicates the type, name, and total assets of other accounts for which the portfolio manager has day-to-day responsibilities as of December 31, 2010. These accounts include Registered Investment Companies (“RIC”), Other Pooled Investments (“OPI”) (hedge funds, private institutional accounts, etc.), and Other Accounts (“OA”). For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Number of Other Accounts Managed and Total Assets ($ millions except as noted)			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based ($ millions except as noted)
	RIC	OPI	OA	RIC	OPI	OA
Jeffrey W. Heuer, CFA	0 ($0)	2($19.3)	7($351.2)	0($0)	0($0)	0($0)

Fund Ownership

The following table indicates the number of shares/units of the Fund beneficially owned by the portfolio manager and the value of those shares as of December 31, 2010.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Owned by Portfolio Manager
Jeffrey W. Heuer, CFA	$50,001–$100,000

Portfolio Manager Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and SunAmerica on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2010.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (the “Portfolio Manager”) includes a base salary and incentive components. The base salary for the Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as a portfolio manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The incentive paid to the Portfolio Manager, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year-to-year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations.

Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

Potential Conflicts of Interest

As shown in the tables above, the portfolio manager is responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Fund. In certain instances, conflicts may arise in his management of the Fund and such Other Client Accounts. The portfolio manager aims to conduct his activities in such a manner that permits him to deal fairly with each of his clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

Wellington Management

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s Portfolio Manager generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including initial public offerings (“IPOs”), for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Personal Securities Transactions

The Fund and SunAmerica have adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act. The SunAmerica Code restricts personal investing by certain access persons of the Fund in securities that may be purchased or held by the Fund to ensure that such investments do not disadvantage the Fund. The SunAmerica Code is filed as an exhibit to the Fund’s registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Fund’s Prospectus. SunAmerica reports to the Board of Directors on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or SunAmerica during the quarter.

Wellington Management has adopted a written Code of Ethics. Wellington Management reports to SunAmerica on a quarterly basis as to whether there were any Code of Ethics violations involving either the Fund or persons working with the Fund (e.g., analysts or portfolio manager). In turn, SunAmerica reports to the Board of Directors as to whether there were any such violations of the SunAmerica Code.

The Distributor

The Fund has entered into a distribution agreement (the “Distribution Agreement”) with SACS (the “Distributor”), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of the Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City,

NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing Prospectuses, annual reports and other periodic reports respecting the Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see “Distribution Plans” below).

The Distribution Agreement continues in effect from year to year with respect to the Fund, if such continuance is approved at least annually by vote of a majority of the Disinterested Directors. The Fund or the Distributor each has the right to terminate the Distribution Agreement on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered among the brokers affiliated with the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

Distribution Plans

As indicated in the Prospectus, the Directors of the Fund and the shareholders of each class of shares of the Fund have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “Class A Plan,” and the “Class C Plan,” and, collectively, the “Rule 12b-1 Plans”). Reference is made to “Fund Management” in the Prospectus for certain information with respect to the Distribution Plans.

Under the Class A Plan, the Distributor may receive payments from the Fund at an annual rate of 0.35% of average daily net assets of the Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional services for distributing that class of shares, and reimburse the Distributor for related expenses incurred, including payments by the Distributor to compensate or reimburse brokers, dealers or financial institutions (collectively, “Selling Agents”), for personal service and/or maintenance of shareholder accounts provided and related expenses incurred by such Selling Agents. Under the Class C Plans, the Distributor may receive payments from the Fund at the annual rate of 0.75% of the average daily net assets of the Fund's Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares, and reimburse the Distributor for related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents for personal service and/or maintenance of shareholder accounts provided and related expenses incurred by such Selling Agents. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to

broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, Prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under any of the Rule 12b-1 Plans will exceed the Distributor's distribution costs as described above.

Continuance of the Rule 12b-1 Plans with respect to the Fund is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors. A Rule 12b-1 Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of the Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Rule 12b-1 Plans must be approved by the Directors in the manner described above. In their consideration of the Rule 12b-1 Plans, the Directors must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund. A Rule 12b-1 Plan may be terminated at any time without payment of any penalty by vote of a majority of the Disinterested Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Rule 12b-1 Plans are in effect, the election and nomination of the disinterested Directors of the Fund shall be committed to the discretion of the Disinterested Directors. In the Directors' quarterly review of the Rule 12b-1 Plans, they will consider the amount expended pursuant to the Rule 12b-1 Plans and any related agreement and the purposes for which such expenditures were made.

For the fiscal year ended December 31, 2010, the Distributor received from the Fund the following fees for each Rule 12b-1 Plan: $655,227, for Class A and $1,190,324 for Class C.

During the fiscal year ended December 31, 2010, the Distributor incurred the following expenses in connection with its distribution of the Fund’s shares:

	Class A	Class C
Compensation to sales personnel	$860,465	$422,848
Compensation to broker-dealers*	$383,306	$1,379,446
Advertising	$47,259	$41,463
Printing and mailing of prospectuses to other than current shareholders	—	—
Other Expenses	$28,370	$125,157

*	For Class C shares, these amounts include advance commissions paid out to broker-dealers, if any.

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to Financial Institutions, in addition to the standard dealer concessions listed under “Calculation of Sales Charges” in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by the Distributor to broker-dealers in connection with distribution-related or account maintenance services under the Distribution Plans), or in the form of other “revenue sharing” payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.”

The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.01% to 0.12% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.30% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Fund on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.

The list below includes the names of the Financial Institutions that received revenue sharing payments in connection with distribution-related or other services provided to the Fund in the calendar year ended December 31, 2010. This list is subject to change and the Distributor, SunAmerica, or their affiliates may from time to time revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Institutions that are not presently listed below.

Ameriprise Financial

Charles Schwab & Co

D A Davidson & Company

First Clearing

FSC Securities Corporation

LPL Financial/Linsco/Private Ledger

Merrill Lynch

Mesirow Financial

Morgan Stanley

Morgan Stanley Smith Barney

National Financial Services/Fidelity Services

Oppenheimer & Co.

Prudential Investments

Raymond James & Associates

RBC Dain Rauscher

Robert W Baird

Royal Alliance Associates

Sagepoint Financial, Inc.

Securities America, Inc.

Stifel, Nicolaus & Co, Inc.

TD Ameritrade

UBS Financial Services

US Bancorp Pier Jaffray

VALIC Financial Advisors

Wells Fargo

These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Institution’s Website for more information.

In addition to the dealer concessions and the Distribution Plan and revenue sharing payments described above and in the Prospectus, the Fund, the Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation).

These fees are separate from the fees described above and from the fees paid by the Fund to SAFS, the Transfer Agent or to SunAmerica pursuant to the Administrative Services Agreement.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Fund has adopted policies and procedures for the voting of proxies relating to Fund securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent. The Policies enable the Fund to vote proxies in a manner consistent with the best interests of the Fund and the Fund’s shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Department, and at least one person with respect to SunAmerica who oversees subadvisers (with respect to the Fund, the investment discretion over which is delegated to a subadviser) or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Fund with certain responsibilities including recordkeeping of proxy votes.

The Fund is generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular social agenda. The Fund generally will abstain on “social issue proposals” as described herein.

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board has determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.

Examples of the Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Fund’s voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote on a case-by-case basis regarding merger and acquisition matters;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;*

•	Not vote proxies for securities that are out on loan;†*

•	Vote on a case-by-case basis on equity compensation plans

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the policies or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of the Fund’s shareholders and the interest of SunAmerica, the Fund’s principal underwriter, or one of SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Disinterested Director, time permitting, before casting the vote to ensure that the Fund votes in the best interests of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as for ensuring the maintenance of records for each proxy vote cast on behalf of the Fund. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the twelve-month period ended June 30, 2010 is available on the SEC’s website at http://www.sec.gov.

[1]

Only applicable to new and passively managed funds in the SunAmerica Fund Complex. The Boards of the applicable funds have determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the funds retain a particular security. That is, the funds will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the funds will make a determination to retain or sell a security based on whether the index retains or deletes the security.

††

The Boards of the SunAmerica funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a Fund determines that a proxy vote is materially important to the Fund’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

Board Reporting. The Fund’s Chief Compliance Officer will provide a summary report at each quarterly meeting of the Board which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board has adopted policies and procedures relating to disclosure of the Fund’s securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless the Fund’s portfolio holdings information has been publicly disclosed, it is the Fund’s policy that its portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing such information, subject to certain other conditions described below and as set forth in the Fund’s policy.

The Fund’s complete portfolio holdings are publicly available via SEC filings made by the Fund on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund’s fiscal quarter.

Fund holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by SunAmerica’s Legal Department. The Fund and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about the Fund’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance Departments of the Adviser. The Fund's Chief Compliance Officer or the Adviser's Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and they determine that there are no material conflicts between the Fund’s shareholders and the Fund’s affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of Fund holdings information is necessary to the Fund’s operation or is in the Fund’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

Non-public holdings information may be provided to the Fund’s service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund’s holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Fund. Fund holdings information may also be provided to the Board. The entities to whom the Fund provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Fund are required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Fund and the purpose for such disclosure.

Each of the below-listed third parties have been informed of their duty of confidentiality including their duty not to trade on the basis of non-public information and have been approved to receive information concerning the Fund’s holdings:

1.	Subadviser. The Subadviser is continuously provided with the entire portfolio holdings for the Fund on a daily basis.

2.	PricewaterhouseCoopers LLP (“PwC”). PwC is provided with the entire portfolio holdings information during periods in which it performs its audits or reviews of the Fund’s financial statements. PwC does not disclose to third parties information regarding the Fund’s holdings.

3.	State Street Bank and Trust Company (“State Street”). State Street, as custodian to the Fund, has daily access to the entire holdings of the Fund. State Street does not disclose or release information regarding the Fund’s holdings except as instructed by the Fund.

4.	Lipper Inc. (“Lipper”). Our Performance Measurement Group discloses the entire portfolio holdings information for the Fund on a monthly basis approximately twenty (20) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine the Fund’s asset class and category in order to place the Fund in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of the Fund, but does disclose the information listed above. This information is made available to Lipper subscribers approximately thirty (30) days after the receipt of information from the Fund.

5.	Morningstar. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its website at no charge. Information regarding the Fund is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s DataLab product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

6.	Bloomberg LLP (“Bloomberg”). Our Performance Measurement Group discloses the entire portfolio holdings information for the Fund on a quarterly basis, approximately forth-five (45) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

7.	Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information within sixty (60) days after each portfolio’s fiscal quarter. Financial printers assist the Fund with the filing of its annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

8.	Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Fund on a quarterly basis, approximately fifteen (15) days after the quarter end. Fund Accounting also provides the ICI with complete portfolio holdings regarding the Fund on a monthly basis, approximately seven (7) days after the month end. The ICI uses this information for survey purposes and does not disclose the Fund’s holding information publicly.

9.	Plexus Group and Zeno Consulting. State Street provides purchase and sale information with respect to equity funds on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus and Zeno Consulting analyze the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Fund and neither Plexus nor Zeno Consulting discloses publicly the information they receive or the reports they prepare. SunAmerica’s contract with ITG includes a confidentiality clause.

10.	Manhattan Creative Partners d/b/a Diligent. Marketing provides Diligent with the entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the SunAmerica Mutual Funds. Diligent also hosts the Board’s online meeting materials.

11.	Marketing Firms. Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, Primelook, Inc., RI Communications Group, and John Fink Ink. Depending on the Fund and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Fund or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Fund’s portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

12.	Institutional Shareholder Services (“ISS”). ISS downloads both daily and weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies on behalf of the Fund, evaluating the Fund’s eligibility for participating in, and filing proofs of claim on behalf of, the Fund in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with the Fund’s participation in a securities class action lawsuit. SunAmerica’s contract with ISS includes confidentiality disclosure.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Subadvisory Agreement, and subject to the oversight of SunAmerica and the Board, Wellington Management is primarily responsible for the execution of the Fund’s portfolio transactions, including the selection of broker-dealers. In executing such transactions, Wellington Management seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable fee, commission or spread), size of order, difficulty of execution and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. While Wellington Management generally seeks reasonably competitive fee or commission rates, the Fund does not necessarily pay the lowest commission or spread available. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, a broker-dealer affiliated with the Adviser.

The Fund will purchase Loans in individually negotiated transactions with commercial banks, thrifts, insurance companies, finance companies and other financial institutions. In determining whether to purchase Loans from these financial institutions, Wellington Management may consider, among other factors, the financial strength, professional ability, level of service and research capability of the institution. While financial institutions generally are not required to repurchase loans which they have sold, they may act as principal or on an agency basis in connection with the Fund’s disposition of Loans. The Fund has no obligation to deal with any bank, broker or dealer in execution of transactions in portfolio securities.

Other securities in which the Fund may invest are traded primarily in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. These dealers attempt to profit from transactions by buying at the bid price and selling at the higher asked price in the market for the obligations (the difference between the bid and asked prices customarily is referred to as the

“spread”). The Fund also may purchase fixed-income and other securities from underwriters, the cost of which may include fees and concessions to the underwriters.

It is not anticipated that the Fund will pay significant brokerage commissions. However, on occasion it may be necessary or desirable to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. In executing all transactions, Wellington Management seeks to obtain the best results for the Fund. For the fiscal year ended December 31, 2008, the Fund did not incur brokerage commissions. For the fiscal year ended December 31, 2009, the Fund incurred $128 of explicit brokerage commissions. For the fiscal year ended December 31, 2010, the Fund incurred $177 of explicit brokerage commissions.

Wellington Management’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, Wellington Management may select broker-dealers that provide it with research services, including analyses and reports concerning issuers, industries, securities, economic factors and trends, and may cause the Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The research services consist of assessments and analysis of the business or prospects of a company, industry or economic sector. Certain research services furnished by brokers may be useful to Wellington Management with respect to clients other than the Fund and not all of these services may be used by Wellington Management in connection with the Fund. No specific value can be determined for research services furnished without cost to Wellington Management by a broker. Wellington Management is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing Wellington Management’s research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of Wellington Management’s investment advice. The investment advisory fees paid by Wellington Management are not reduced because Wellington Management receives such services. When making purchases of underwritten issues with fixed underwriting fees, Wellington Management may designate the use of broker-dealers who have agreed to provide Wellington Management with certain statistical, research and other information.

A directed brokerage agreement includes those arrangements under which products or services (other than execution of securities transactions), expense reimbursements, or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. The Board has determined that certain directed brokerage arrangements are in the best interest of the Fund and its shareholders and, therefore, has conveyed the information to Wellington Management. The Fund may participate in directed brokerage agreements, provided the portfolio manager can still obtain the best price and execution for trades. Thus, the Fund may benefit from the products or services or recaptured commissions obtained through the directed brokerage arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions.

As long as the trader executing the transaction for the Fund indicates that it is a directed brokerage transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. These credits are in hard dollars and could be used to offset the Fund’s custody expenses or to pay other Fund expenses (excluding expenses payable to affiliates). By entering into a directed brokerage arrangement, the Fund can reduce expenses reported to shareholders in its statement of operations, fee table and expense ratio and can increase its reported yield. To the extent SunAmerica or any “affiliated person,” as that term is defined by the 1940 Act (collectively, “Fund Affiliates”), has agreed to waive or reimburse any amounts otherwise payable to them by the Fund or reimburse the Fund’s expenses (collectively, “Expense Waivers”), any amount of commissions used to pay operating expenses of the Fund shall not reduce amounts of expenses borne by SunAmerica or its affiliate under such Expense Waivers, but shall instead be used solely to reduce expenses borne to the Fund to a lower level than the Fund would have borne after giving full effect to the Expense Waivers.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Wellington Management are considered at or about the same time, transactions in these securities may be allocated among the several investment companies and clients in a manner deemed equitable to all by Wellington Management, taking into account, among other things, the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure would have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the “Shareholder Account Information” section of the Fund’s Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of the Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders will not be issued certificates for their shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder Services at (800) 858-8850.

Shareholders who have met the Fund’s minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels. At the shareholder’s election, such purchases may be made from a bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases made via physical draft check require an authorization card to be filed with the shareholder’s bank.

Shares of the Fund are sold at the respective net asset value next determined after receipt of a purchase order, plus any applicable sales charge, which, at the election of the investor, may be imposed: (i) at the time of purchase (Class A shares), or (ii) on a deferred basis (Class C and certain Class A shares).

The following table sets forth the front-end sales concessions with respect to Class A shares of the Fund, the amount of the front-end sales concessions reallowed to affiliated and non-affiliated broker-dealers, and the contingent deferred sales charges with respect to Class A and Class C shares of the Fund, received by the Distributor for the fiscal years ended December 31, 2010, 2009 and 2008.

	Front-end Sales Concessions - Class A Shares	Amount Reallowed to Affiliated Broker- Dealers - Class A Shares	Contingent Deferred Sales Charge – Class A Shares	Contingent Deferred Sales Charge - Class C Shares
2010	$441,261	$75,816	$12,900	$44,100
2009	$109,902	$22,341	$16,016	$45,027
2008	$105,013	$21,153	$125,887	$112,006

Front-End Sales Charges Applicable to Class A Shares

Class A shares of the Fund are subject to the applicable front-end sales charge schedule described below:

Your Investment	% of Offering Price	% of Net Amount Invested	Concession to Dealers- % of Offering Price
Less than $250,000	3.75%	3.90%	3.00%
$250,000 to $ 499,999	3.00%	3.09%	2.50%
$500,000 to $ 999,999	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	up to 1.00%

Contingent Deferred Sales Charges (“CDSCs”) Applicable to Class C Shares

Class C shares are subject to 1% a CDSC on shares sold within 12 months of purchase.

Waiver of CDSCs

For a discussion of the waiver of CDSCs please see “Sales Charge Reductions and Waivers” in the Prospectus. CDSCs may be waived on redemptions of Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

(a)	Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death.

(b)	Disability. CDSCs may be waived on repurchases occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSCs will be charged.

(c)	Distributions. CDSCs may be waived on taxable distributions to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Trust Company serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

(d)	Systematic Withdrawal Plan. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established or at the time of withdrawal.

Purchases through the Distributor

An investor may purchase shares of a Fund through dealers which have entered into selected dealer agreements with the Distributor. An investor’s dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (“NYSE”) that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. The Fund will not be responsible for delays caused by dealers.

Purchase by Check

Checks should be made payable to the Fund or payable to SunAmerica Mutual Funds. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186. The shareholder’s account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in U.S. funds and must be drawn on a bank located in the U.S. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the Fund at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Fund’s Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Fund and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to the Fund’s close of business, plus any applicable sales charge. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:

•	You must have an existing SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: 816-218-0519.

•	Call SunAmerica Fund Services’ Shareholder Services, toll free at (800) 858-8850, to obtain your new account number.

•

Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0 110-00028; DDA# 99029712, SunAmerica [name of Fund, Class] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer-sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the

Distributor, the Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services. Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Fund may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A Shares only)

As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of the Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

Combined Purchase Privilege. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Distributor or Transfer Agent if you have entered into a letter of intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer of financial intermediary, in order to verify your eligibility for reduced sales charges.

Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned, provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $250,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor’s or the Transfer Agent’s records fails to confirm the investor’s represented holdings.

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more funds of $250,000 or more to be achieved through any number of investments over a thirteen-month period. Each investment in such funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any fund or of other funds advised by SunAmerica that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction, provided that the dealer or shareholder notifies the Distributor of such prior purchase(s).

The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under “Rights of Accumulation,” but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable funds purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the funds pursuant to this purchase plan should carefully read such Letter of Intent.

Reduced Sales Charge for Group Purchases. Members of qualified groups may purchase Class A shares of the Fund under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of the Fund through a single investment dealer designated by the group. The designated dealer must transmit each member’s initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of the Fund’s shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members, of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group’s sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide to its designated investment dealer at least annually access to the group’s membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in a form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in a form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group that meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member’s beneficiary. For example, a qualified group could consist of a trade association, which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring the Fund’s shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Fund at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the redemption of Fund shares.

The Distributor is authorized, as agent for the Fund, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of the Fund next determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Fund’s close of business will be priced based on the next business day’s close.

Dealers may charge for their services in connection with the repurchase, but neither the Fund nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

EXCHANGE PRIVILEGE

Shareholders in the Fund may exchange their Class A shares for Class A shares and Class C shares for Class C shares of any other fund distributed by the Distributor at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the Prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of Class A and Class C shares generally will constitute a taxable transaction, except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege for Class A and Class C shares may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at 800-858-8850.

If a shareholder acquires Class A shares through an exchange from another SunAmerica Mutual Fund where the original purchase of such fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class C shares through an exchange from another SunAmerica Mutual Fund will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be “tacked” with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares.

Because excessive trading (including short-term “market timing” trading) can hurt the Fund’s performance, the Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of the Fund’s assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, the Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets. In particular, a pattern of abusive exchanges that coincide with a “market timing” strategy will be disruptive to the Fund and may therefore be refused.

DETERMINATION OF NET ASSET VALUE

The Fund values each class of shares at least daily as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). The NAV also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. The Fund is informed that, as of the date of the Prospectus, the NYSE observes the following business holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV per share is determined by State Street (as agent for the Fund) in the manner authorized by the Fund’s Board of Directors. State Street also serves as Transfer Agent and Custodian for the Fund and has custody of the Fund’s assets.

The NAV of the shares of each class of the Fund is calculated separately. In determining the NAV of a share of each class of the Fund, the value of the securities and other assets attributable to that class (including interest and dividends accumulated but not yet received) minus all liabilities (including accrued expenses) attributable to that class is divided by the total number of shares of that class of the Fund outstanding at that time. Expenses, including the fees payable to SunAmerica, are accrued daily.

Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund’s current guidelines, Loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid and asked prices in the market for such loans, as provided by a Board-approved loan pricing service. Loans for which an active secondary market does not exist to a reliable degree, in the opinion of Wellington Management will be valued at fair value, which is intended to approximate market value. In valuing a Loan at fair value, the following factors will be considered: (a) the creditworthiness of the Borrower and any Intermediate Participants; (b) the terms of the Loan; (c) recent prices in the market for similar Loans, if any; and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

The Loans in which the Fund primarily invests are generally not listed on any exchange and the secondary market for the Loans is comparatively illiquid relative to markets for other fixed income securities. Consequently, obtaining valuations for the Loans may be more difficult than obtaining valuations for actively traded securities. Thus, the value upon disposition of any given Loan may differ from its current valuation.

Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price. Non-convertible bonds and debentures, other long-term debt securities, and short-term debt securities with maturities in excess of 60 days are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions or quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayment projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined in good faith pursuant to procedures adopted by the Board. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which market quotations are not readily available or as to which a development/significant event occurs that may significantly impact their are fair valued, as determined in good faith pursuant to procedures adopted by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer’s future prosperity, or liquidation value or third party transactions involving the issuer’s securities.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. The Prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated or proposed thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. At December 31, 2010, capital loss carryforwards available to offset future recognized gains were $51,761,161 expiring between 2011-2017. Capital loss carryforwards generated in taxable years after 2010 will not be subject to expiration. However, such post-2010 capital loss carryforwards will be given priority for reduction by future realized gains, potentially increasing the likelihood that any pre-2011 capital loss carryforwards will expire unused.

For a discussion of federal tax issues affecting shareholders of the Fund, please see “Taxes” in the Prospectus.

The Fund is qualified, intends to remain qualified and has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code for each taxable year. As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and realized net capital gains that it distributes to shareholders. The Fund intends to distribute substantially all of such income.

In order to remain qualified as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net ordinary investment income and net short-term capital gain) and must meet several additional requirements. Among these requirements are the following: (a) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities, certain other related income and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) the Fund must diversify its investments so that at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets are represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to not more than 5% of the value of the Fund’s total assets and not more than 10% of that issuer’s voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities and securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is owned by the Fund and engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

The Fund will be subject to a nondeductible 4% U.S. federal excise tax to the extent that it does not timely distribute during each calendar year 98% of its ordinary income determined on a calendar year basis and 98.2% of its capital gain net income determined, in general, as if the one-year period ending on October 31st were the Fund’s taxable year, plus certain undistributed amounts from previous years. The Fund will be subject to the excise tax only on the amount by which it does not meet the foregoing distribution requirements. To avoid application of the excise tax, the Fund intends to distribute its income in accordance with the calendar year requirements.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible: (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals; and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

Distributions

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. It is not expected that dividends paid by the Fund to a corporate shareholder will be eligible for the dividends received deduction.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder had held Fund shares. Distributions of net capital gains from assets held for one year or less will be taxed as ordinary income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the NAV of shares is reduced below a shareholder’s cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Dispositions

Upon a sale or, as applicable, exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable at the current maximum rate of 15% if such shares were held for more than one year. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. To the extent not disallowed, any such loss will be treated as long-term capital loss if such shares were held for more than one year. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares. For taxable years beginning on or after January 1, 2013, the long-term capital gain rate is scheduled to increase to 20%.

Generally, any loss realized on a sale or, as applicable, exchange of shares of the Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of the Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired by the January 31st following the date of disposition without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Not later than 60 days after the close of the calendar year, the Fund will provide its shareholders with a written notice reporting the amounts of any ordinary income dividends or capital gain dividends.

Beginning in 2013, a 3.8% Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Backup Withholding

The Fund generally will be required to withhold federal income tax at a rate of 28% (“Backup Withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if: (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to Backup Withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

Other Taxation

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

Fund Investments

Market Discount. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a partial principal payment on it. In particular, the Fund will be required to allocate that partial principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of: (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account); or (ii) the amount of the partial principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition (including the retirement) of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

Original Issue Discount. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the position and would be taxed on any gain from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the position. Constructive sale treatment does not apply to transactions closed before the end of the 30th day after the close of the taxable year, if certain conditions are met.

Section 988 Gains or Losses. Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary income or loss. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or meet distributions made before the losses were realized as an ordinary dividend, and such distributions would instead reduce each shareholder’s basis in his or her Fund shares.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and certain ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Foreign Withholding Taxes

The Fund may be subject to foreign withholding or other taxes with respect to income on certain loans to foreign Borrowers. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. However, to the extent that foreign taxes are imposed, the taxes would reduce the yield on the Loans. Because not more than 50% of the value of the Fund’s total assets at the close of any taxable year will consist of Loans to foreign borrowers, the Fund will not be eligible to pass through to shareholders their proportionate share of foreign taxes paid by the Fund, with the result that shareholders will not be entitled to take any foreign tax credits or deductions for foreign taxed paid by the Fund. However, the Fund may deduct foreign taxes in calculating its distributable income.

The Code will impose a U.S. withholding tax of 30% on payments (including gross proceeds) that are attributable to certain U.S. investments and made to a foreign financial institution, including a foreign investment fund. The Fund will be required to withhold with respect to a shareholder that is a foreign financial institution and in certain cases, other types of non-U.S. shareholders, unless such shareholder complies with certain reporting requirements to the IRS in respect of such shareholder’s own direct and indirect U.S. investors, effective beginning with payments made after December 31, 2012. Affected shareholders should consult their own tax advisors regarding the possible implications of these requirements on their own investment in the Fund.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

RETIREMENT PLANS

Shares of the Fund may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of the Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at 800-858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners.

Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of the Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (SARSEP). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (SIMPLE IRA). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 408A of the Code, in 2011, unmarried individuals with adjusted gross income of up to $107,000, and married couples who file a joint return and have joint adjusted gross income of up to $169,000 may contribute to a Roth IRA. The maximum allowed contribution phases out for unmarried individuals with adjusted gross income between $107,001 and $122,000, and married couples who file a joint return and have joint adjusted gross income between $169,001 and $179,000. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Education Savings Account. Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000 and married couples who file a joint return and have joint adjusted gross income of up to $190,000 may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. The $2,000 annual limit is phased out for unmarried individuals with adjusted gross income between $95,000 and $110,000 and for married couples who file a joint return and have joint adjusted gross income between $190,000 and $220,000. Contributions are not tax-deductible, but distributions are tax-free if used for qualified educational expenses.

Individual 401(k). The Individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual (k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the Section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual (k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in Section 402(g) of the Code. In addition, because of its smaller size, the Individual (k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

DESCRIPTION OF SHARES

Ownership of the Fund is represented by transferable shares of common stock. Pursuant to the Charter of the Fund (the “Charter”), the Fund currently has two classes of shares of common stock, par value $.01 per share (the “Common Stock”): Class A and Class C (each, a “Class”).

Each Class of Common Stock of the Fund represents the interests of the shareholders of that series in the Fund’s assets. The Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to removal by shareholders) and have the power to alter the number of Directors and fill vacancies on the Board, provided that at all times at least a majority of the Directors have been elected by shareholders. The vote of the shareholders required to elect a Director is a plurality of votes cast. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, Maryland law or the Charter. Also, a shareholders’ meeting must be called if requested in writing by the holders of record of not less than a majority of the votes entitled to be cast at a meeting. In addition, the Directors may be removed by the action of the holders of record of 75% or more of the outstanding shares entitled to vote thereon. All Classes of Common Stock will vote with respect to certain matters, such as election of Directors. When a matter to be voted on does not affect all Classes of Common Stock, such as approval of a Rule 12b-1 plan, only shareholders of the Class(es) affected by the matter are entitled to vote.

Class A shares of Common Stock will be exchangeable only into Class A shares of any other SAMF. All shares of Common Stock issued and outstanding and all shares of Common Stock offered by the Prospectus when issued are and will be fully paid and non-assessable. Shares of Common Stock have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares of Common Stock have no conversion rights.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Charter provides that no Director or officer of the Fund is liable to the Fund or to a shareholder for money damages to the maximum extent permitted by Maryland law or the 1940 Act. The Charter also provides that a Director or officer is entitled to be indemnified against all liability in connection with the affairs of the Fund to the maximum extent permitted by Maryland law and not prohibited by the 1940 Act.

Pursuant to Maryland law and the Fund’s Charter, the Fund is permitted to redeem its shares without shareholder approval upon notice to the shareholders whose shares are to be redeemed if and when the Board determines it to be necessary and in the best interests of shareholders to do so.

ADDITIONAL INFORMATION

Computation of Offering Price per Share

The offering price for Class A and Class C shares of the Fund, based on the value of the Fund's net assets on December 31, 2010, is calculated as follows:

	Class A	Class C*
Net Assets	$255,025,896	$190,839,268
Number of Outstanding Shares	30,840,869	23,096,594
Net Asset Value (net assets divided by number of shares)	$8.27	$8.26
Sales Charge:
(for Class A Shares: 3.75% of offering price (3.00% of net asset value per share))*	0.32	*	*
Offering Price	$8.59	$8.26

*	Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class C shares may be subject to a CDSC on redemption of shares within twelve months of purchase.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, TX 77002-5678 has been selected to serve as the Fund’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Fund.

Legal Counsel

The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Fund.

Custodian and Transfer Agent

State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Fund and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer Agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended December 31, 2010, including the report of the independent registered public accounting firm, are set forth in the December 31, 2010 Annual Report and are incorporated herein by reference. Copies of the Fund’s Semi-annual and Annual Reports are available without charge by contacting the Fund’s Distributor, SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

APPENDIX

DESCRIPTION OF CREDIT RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Credit Ratings

A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

The issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

I. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligator’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor‘s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PART C: OTHER INFORMATION

Item 28: Exhibits.

(a)(i) Articles of Incorporation. Incorporated herein by reference to Exhibit (A)(i) to Amendment No. 2 to Registrant’s Registration Statement on Form N-2 (File No. 333-49273), filed on August 6, 1998.

(ii) Articles Supplementary. Incorporated herein by reference to Exhibit (A)(ii) to Amendment No. 5 to Registrant’s Registration Statement on Form N-2 (File No. 333-49273), filed on August 4, 1999.

(iii) Articles Supplementary. Incorporated herein by reference to Exhibit (1)(A)) to Registrant’s Registration Statement on Form N-14 (File No. 333-49273), filed on January 26, 2001.

(iv) Articles Supplementary. Incorporated herein by reference to Exhibit (A)(iv) to Amendment No. 11 to Registrant’s Registration Statement on Form N-2 (File No. 333-49273), filed on April 29, 2002.

(v) Articles Supplementary. Incorporated herein by reference to Exhibit (a)(v) of the Registrant’s Registration Statement on Form N-1A (File No. 333-134226), filed on October 3, 2006.

(vi) Articles of Amendment. Incorporated herein by reference to Exhibit (a)(vi) of the Registrant’s Registration Statement on Form N-1A (File No. 333-134226), filed on October 3, 2006.

(vii) Articles Supplementary. Incorporated herein by reference to the Registrant’s Registration Statement on Form N1-A (File No. 333-134226), filed on April 30, 2010.

(b)(i) Amended and Restated By-Laws. Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-134226), filed on April 29, 2008.

(b)(ii) Amendment No. 1 to the By-Laws dated as of May 29, 2009. Incorporated herein by reference to the Registrant’s Registration Statement on Form N1-A (File No. 333-134226), filed on April 30, 2010.

(c) Instruments Defining Rights of Shareholders. Incorporated herein by reference to Exhibits (a) and (b) above.

(d)(i) Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp. Incorporated herein by reference to Exhibit (g) (i) of Post-Effective Amendment No. 11 of Form N-2 (File No. 333-134226), filed on April 29, 2002.

(ii) Subadvisory Agreement between SunAmerica Asset Management Corp. and Wellington Management Company, LLP Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-134226), filed on February 24, 2010.

(e)(i) Distribution Agreement. Incorporated herein by reference to Exhibit (e)(i) of the Registrant’s Registration Statement on Form N-1A (File No. 333-134226), filed on October 3, 2006.

(ii) Form of Selling Agreement. Incorporated herein by reference to Exhibit No. (e)(ii) of Post-Effective Amendment No. 46 to the Registration Statement of SunAmerica Equity Funds on Form N-1A (File No. 33-8021), filed on November 29, 2007.

(f)(i) Directors’/Trustees’ Retirement Plan, as amended—Incorporated herein by reference to Post Effective Amendment No. 45 to the Registration Statement of SunAmerica Equity Funds on Form N-1A (File No. 33-8021), filed on January 26, 2007.

(ii) Amendment to SunAmerica Disinterested Directors’/Trustees’ Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A of SunAmerica Equity Funds (File No. 33-8021), filed on January 27, 2009.

(g) Custodian Agreement between Registrant and State Street Bank and Trust Company. Incorporated herein by reference to Exhibit (j) to Registrant’s Registration Statement on Form N-1A (File No. 333-134226), filed on May 17, 2006.

(h)(i) Service Agreement between Registrant and SunAmerica Fund Services, Inc. Incorporated herein by reference to Exhibit (h) to Registrant’s Registration Statement on Form N-1A (File No. 333-134226), filed on October 3, 2006.

(ii) Administrative Services Agreement. Incorporated herein by reference to Exhibit (k) to Registrant’s Registration Statement on Form N-2 (File No. 333-32798), filed on April 29, 2002.

(iii) Transfer Agency Agreement. Incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 1 on Form N-1A (File No. 85370), filed on April 27, 2007.

(iv) Amendment to Transfer Agency Agreement. Incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 1 on Form N-1A (File No. 85370), filed on April 27, 2007.

(v) Expense Limitation Agreement by and among SunAmerica Specialty Series, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Focused Series, Inc., SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc. and SunAmerica. Incorporated herein by reference to the Registrant’s Registration Statement on Form N1-A (File No. 333-134226), filed on April 30, 2010.

(i) Legal Opinion of Venable LLP. Incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 1 on Form N-1A (File No. 85370) filed on April 27, 2007.

(j)(i) Consent of PricewaterhouseCoopers LLP. Filed herewith.

(ii) Consent of Willkie Farr & Gallagher LLP. Filed herewith.

(k) Not applicable.

(l) Investment Letter. Incorporated herein by reference to Registrant’s Registration Statement on Form N-2 (File No. 333-32798), filed on August 6, 1998.

(m)(i) Distribution Plan pursuant to Rule 12b-1 (Class A Shares). Incorporated herein by reference to Exhibit (m) to Registrant’s Registration Statement on Form N-1A (File No. 333-134226), filed on October 3, 2006.

(ii) Distribution Plan pursuant to Rule 12b-1 (Class C Shares). Incorporated herein by reference to Exhibit (m) to Registrant’s Registration Statement on Form N-1A (File No. 333-134226), filed on October 3, 2006.

(n) Amended and Restated Rule 18f-3 Plan. Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-134226), filed on February 24, 2010.

(o) Reserved.

(p)(i) Code of Ethics of Registrant, SunAmerica Asset Management Corp. (“SunAmerica”) and SunAmerica Capital Services, Inc. Incorporated herein by reference to Post-Effective Amendment No. 63 to Registration Statement on Form N-1A of SunAmerica Series, Inc. (File No. 333-11283), filed on December 23, 2010.

(ii) Code of Ethics of Wellington Management Company, LLP (“Wellington Management”). Filed herewith.

(q) Power of Attorney. Incorporated herein by reference to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A of SunAmerica Fund Series, Inc (File No. 333-11283), filed on December 21, 2009.

Item 29. Persons Controlled by or under Common Control with Registrant.

The following open-end and closed-end management investment companies may be under common control with the Registrant:

SunAmerica Specialty Series

Anchor Series Trust

SunAmerica Equity Funds

SunAmerica Income Funds

SunAmerica Money Market Funds, Inc.

SunAmerica Series, Inc.

Seasons Series Trust

SunAmerica Series Trust

SunAmerica Focused Alpha Growth Fund, Inc.

SunAmerica Focused Alpha Large-Cap Fund, Inc.

Item 30. Indemnification.

Article VIII of the Registrant’s Amended and Restated By-Laws provides as follows:

ARTICLE VIII

INDEMNIFICATION AND ADVANCE OF EXPENSES

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the charter of the Corporation and these Bylaws shall vest immediately upon election of a director or officer. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the Investment Company Act of 1940, as amended. The indemnification and payment or reimbursement of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or charter of the Corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Item 31. Business and Other Connections of the Investment Adviser.

The description of SunAmerica, the Registrant’s investment adviser, under the heading “Fund Management” in the Prospectus and “Advisory, Administration and Distribution Services” in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, are incorporated herein by reference.

Wellington Management, the subadviser of the Registrant, is primarily engaged in the business of rendering investment advisory services. Reference is made to the recent From ADV and schedules thereto on file with the Securities and Exchange Commission for a description of the names and employment of the partners and officers of Wellington Management, and other required information:

File No.
Wellington Management Company, LLP	801-15908

The following chart provides the name of each director, officer or partner of SunAmerica and describes any other business, profession, vocation or employment of a substantial nature that each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name	Adviser	Position with Adviser	Other Positions Held by Directors, Officers or Partners of the Adviser

Peter A. Harbeck	SunAmerica	Director, President and Chief Executive Officer	Director, SunAmerica Capital Services, Inc., Chairman, Advisor Group, Inc.

Jay S. Wintrob	SunAmerica	Director	Executive Vice President, American International Group, Inc.* President & Chief Executive Officer, SAFG Retirement Services, Inc.* Director, Advisor Group, Inc.*

Christine A. Nixon	SunAmerica	Director, Secretary

Senior Vice President, General Counsel &

Secretary, SAFG Retirement Services, Inc.*

Director and Secretary, Advisor Group, Inc.*

Senior Vice President & Secretary,

SunAmerica Annuity and Life Assurance Company*

Director, Senior Vice President, General Counsel & Secretary, First SunAmerica Life Insurance Company*

James Nichols	SunAmerica	Senior Vice President	President, Chief Executive Officer, SunAmerica Capital Services, Inc.

John T. Genoy	SunAmerica	Senior Vice President, Chief Financial Officer, Chief Operating Officer	None

Timothy P. Pettee	SunAmerica	Senior Vice President. Chief Investment Officer	None

Cynthia A. Gibbons Skrehot	SunAmerica	Vice President	None

Michael Cheah	SunAmerica	Senior Vice President	None

Donna M. Handel	SunAmerica	Senior Vice President	None

Steven Neimeth	SunAmerica	Senior Vice President	None

Gregory N. Bressler	SunAmerica	Senior Vice President, General Counsel, Assistant Secretary	None

Frank Curran	SunAmerica	Vice President, Controller	None

Kathleen Fuentes	SunAmerica	Vice President	None

John McLean	SunAmerica	Vice President	None

Thomas Bennett	SunAmerica	Vice President	President, SunAmerica Fund Services, Inc.

Nori L. Gabert	SunAmerica	Vice President	None

Gregory Kingston	SunAmerica	Vice President	None

Geroge Mitrica	SunAmerica	Vice President	None

Iris Mojica	SunAmerica	Vice President	None

James Monaghan	SunAmerica	Vice President	None

Andrew Sheridan	SunAmerica	Vice President	None

Diedre Shepherd	SunAmerica	Assistant Vice President	None

Keith Roach	SunAmerica	Vice President	None

Virginia N. Puzon	SunAmerica	Vice President

Director, Corporate Legal Affairs and Assistant Secretary SAFG Retirement Services, Inc.

Assistant Secretary, Advisor Group, Inc.

Assistant Secretary SunAmerica Life Assurance Company

Assistant Secretary SunAmerica Life Insurance Company

Matthew J. Hackethal	SunAmerica	Chief Compliance Officer	None

*	Principal Business Addresses:

American International Group, Inc., 70 Pine Street, New York, NY 10270

SAFG Retirement Services, Inc, 1 SunAmerica Center, Los Angeles, CA 90067

Advisor Group, Inc., One World Financial Center, New York, NY 10281,

2300 Windy Ridge Parkway, Suite 1100, Atlanta, Georgia 30339,

2800 N. Central Ave. Ste. 2100, Phoenix, AZ 85004-1072,

SunAmerica Life Assurance Company, 1 SunAmerica Center, Los Angeles, CA 90067

First SunAmerica Life Insurance Company, 733 Third Avenue, New York, NY 10017

SunAmerica Life Insurance Company, 1 SunAmerica Center, Los Angeles, CA 90067

Reference is also made to the caption “Fund Management” in the Prospectus constituting Part A of the Registration Statement and “Advisory, Administration and Distribution Services” and “Directors and Officers” in the Statement of Additional Information constituting Part B of the Registration Statement.

Wellington Management Company, LLP (“Wellington”) the subadviser to the Registrant, is primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV (File No. 801-15908) and schedules thereto on file with the SEC for a description of the names and employment of the directors and officers of Wellington and other required information.

Item 32. Principal Underwriters.

(a)	The principal underwriter of the Registrant also acts as principal underwriter for:

SunAmerica Specialty Series

SunAmerica Equity Funds

SunAmerica Income Funds

SunAmerica Money Market Funds, Inc.

SunAmerica Series, Inc.

SunAmerica Series Trust

(b)	The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant’s shares, and the principal business address for each of these directors and officers is Harborside Financial Center 3200 Plaza 5, Jersey City, NJ 07311-4992:

Name and Principal Business Address	Position with Underwriter	Position with the Registrant
Peter A. Harbeck Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Director	Director

James Nichols Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Chief Executive Officer, Vice President and Director	Vice President

James Siegel Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Chief Compliance Officer	None

Frank Curran Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Financial Operations Principal	None

Stephen Maginn 21650 Oxnard St. Woodland Hills, CA 91367	Director	None

Item 33. Location of Accounts and Records.

SunAmerica, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, TX 77019, or an affiliate thereof, maintains physical possession of each such accounts, books or other documents of Registrant, except for those maintained by Registrant’s custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and its affiliate, Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5472. The Fund also maintains records at Wellington Management Company, LLP, 280 Congress Street, Boston, MA 02210.

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 6 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey, on the 29th day of April 2011.

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

By:	/s/ John T. Genoy
John T. Genoy
President

Pursuant to the requirements of the Securities Act of 1933, as amended, the Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date
/s/ John T. Genoy John T. Genoy	President (Principal Executive Officer)	April 29, 2011

/s/ Donna M. Handel Donna M. Handel	Treasurer (Principal Financial and Accounting Officer)	April 29, 2011

* Richard W. Grant	Director	April 29, 2011

* Stephen J. Gutman	Director	April 29, 2011

* Dr. Judith L. Craven	Director	April 29, 2011

* William F. Devin	Director	April 29, 2011

* Peter A. Harbeck	Director	April 29, 2011

*By:	/s/ John E. Mclean	April 29, 2011
John E. Mclean
Attorney-in-Fact

Exhibit Index

(j)(i) Consent of PricewaterhouseCoopers LLP.

(j)(ii) Consent of Willkie Farr & Gallagher LLP.

(p)(ii) Wellington Management Code of Ethics.